                       Conversion Valuation Report Update


--------------------------------------------------------------------------------
          ------------------------------------------------------------

                           Valued as of March 14, 1997




                 ROCKY FORD FEDERAL SAVINGS AND LOAN ASSOCIATION
                                   OF COLORADO
                              Rocky Ford, Colorado



                                  Prepared By:



                               Ferguson & Company
                                    Suite 550
                          122 W. John Carpenter Freeway
                                Irving, TX 75039
                                  972/869-1177

[LETTERHEAD OF FERGUSON & COMPANY APPEARS HERE]

                                 March 18, 1997



Board of Directors
Rocky Ford Federal Savings and Loan Association
  of Colorado
801 Swink Avenue
Rocky Ford, Colorado  81067

Dear Directors:

         We have completed and hereby provide, as of March 14, 1997, an updated independent appraisal of the estimated pro forma market value of Rocky Ford Federal Savings and Loan Association of Colorado, Rocky Ford, Colorado ("Rocky Ford Federal" or the "Association"), in connection with the conversion of Rocky Ford Federal from the mutual to stock form of organization ("Conversion"). This appraisal report update is furnished pursuant to the filing of the Holding Company's pre-effective Amendment No. 1 to its Registration Statement. Our original appraisal report, dated December 13, 1996, is incorporated herein by reference.

         In preparing this appraisal update, we reviewed our original appraisal and the various filings and applications filed with the Office of Thrift Supervision ("OTS") and the Securities and Exchange Commission ("SEC"). We considered, among other items, recent developments in stock market conditions and recent financial information on the Association. In addition, where appropriate, we considered information based on other available published sources that we believe is reliable; however, we cannot guarantee the accuracy or completeness of such information.

         Our appraisal update is based on the Association's representation that the information in the applications for conversion and additional evidence furnished us by the Association are accurate and complete. We did not independently verify the financial statements and other information furnished by the Association, nor did we independently value its assets and liabilities. The appraisal update considers the Association as a going concern and should not be considered as an indication of its liquidation value.

         Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of common stock in the conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to sell such shares at prices related to the foregoing estimate of the Association's pro forma market value.

Board of Directors
March 18, 1997
Page 2


Ferguson & Co., LLP is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by Ferguson & Co., LLP shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

Recent Financial Performance
----------------------------

         The Association has a September 30 fiscal year. The initial conversion application and appraisal are based on its September 30, 1996, financial information. This update and the Holding Company's Pre-effective Amendment No. 1 contain more recent December 31, 1996, unaudited information. Set forth below are the highlights of the December 31, 1996, quarter:

                                     Table I
                              Financial Highlights

Balance Sheet Data:                                     September 30,          December 31,              Increase
                                                                 1996                  1996            (Decrease)
                                                                 ----                  ----            ----------
Total assets                                                   20,388                20,536                   148
Loans receivable, net                                          12,287                12,596                   309
Mortgage-backed securities                                      2,617                 2,595                   -22
Interest-bearing deposits and securities                        4,982                 4,824                  -158
Savings deposits                                               17,145                17,335                   190
Equity                                                          2,778                 2,859                    81

Income Statement Data:                                Three Months Ended December 31,                    Increase
                                                 -------------------------------------------
                                                                 1995                  1996            (Decrease)
                                                                 ----                  ----            ----------
Net interest income                                               163                   188                    25
Provision for loan losses                                           -                     -                     -
Other income                                                        5                    11                     6
Other expenses                                                     94                   117                    23
Pretax income                                                      74                    82                     8
Income taxes                                                       28                    25                    -3
                                     Net income                    46                    57                    11

Source:  Offering circular

         Net interest income increased $25,000 principally as a result of a $900,000 increase in average earning assets and an increase of $300,000 in average net earning assets (interest earning assets minus interest bearing liabilities), despite a decrease of 8 basis points on asset yields coupled with a 36 basis points increase in liability costs. Most of the increase in net interest income, however, was offset by an increase in other expense. Net income increased $11,000 from the 1995 period to the 1996 period. Appraisal earnings for the year ended December 31, 1996, were $208,000, representing an $11,000 increase over the year ended September 30, 1996.

         The changes in the balance sheet from September 30, to December 31, 1996, were minor.

Board of Directors
March 18, 1997
Page 3


Summary of Adjustments to Comparative Group
-------------------------------------------

         There were no changes in the Association as compared to its comparative group that would cause us to change any of the adjustments as stated in our original appraisal as of December 13, 1996.

Recent Thrift Equity Market Conditions
--------------------------------------

         Since our original appraisal as of December 13, 1996, the overall thrift equity market has shown some upward movement. Exhibit I shows the movement of the SNL Thrift index from December 31, 1995, to March 14, 1997, the date of this update. The table shows that the index increased by 18.4% during the update period. The general level of interest rates has increased during the update period (see Exhibit II).

         Exhibit III provides information on thrift conversions completed since August 31, 1996. All of the 20 thrifts have increased in value since conversion. The thrifts have averaged an increase of 48.2%, with a median increase of 42.5%. Individual changes have ranged from a 32.0% increase to an increase of 83.8%. Short term price increases have occurred as follows: One day--average 25.5%, median 25.8%; one week--average 28.3%, median 27.5%; and one month--average 33.1%, median 33.8%.

         Exhibit IV provides information on pink sheet thrift conversions completed since January 31, 1996. All of the 8 thrifts have increased in value since conversion. The thrifts have averaged an increase of 37.5%, with a median increase of 40.0%. Individual changes have ranged from a 17.5% increase to an increase of 57.5%. The database does not contain short term price increase information. However, the price change to date information, which covers six months for stocks listed on the major exchanges versus twelve months for the pink sheet thrifts, indicates that pink sheets do not appreciate in price nearly as fast as the others.

         The group of comparative institutions, which is included in Exhibit VI, experienced an average increase in per share value of 11.4% and a median increase in value of 5.7% during the update period, with nine increasing in value and two decreasing in value. The total market value of the group increased an average of 8.3% and a median of 2.4%, with eight increasing in value and three decreasing in value.

         During 1993, it was not unusual for conversion stocks to increase in price by 30% or more immediately. As pointed out above, most recent conversions have experienced more modest increases. However, conversions listed on major exchanges and completed since September 30, 1996, have generally shown higher immediate results. All of the conversions that have closed since September 30, 1996, have closed with price to book ratios above 70%, except for the most recent one, which closed at 68.1% on January 27, 1997.

Board of Directors
March 18, 1997
Page 4


         Pink sheet conversions do not respond to changes in the overall market in the same magnitude as major exchange conversions. Pink sheet conversions closing since January 31, 1996, have closed at an average price to book of 65.9% and a median of 65.3%. There has only been one that closed at 70% or higher, and it was much larger than Rocky Ford Federal and it was in the process of doing a charter flip to a national bank.

Valuation Approach
------------------

         Exhibit VII indicates the pro forma market valuation of Rocky Ford Federal versus the comparative group and all publicly held thrifts. Pro forma pricing ratios for Rocky Ford Federal are based on the financial information shown in Exhibit IX. Pro forma earnings are based on currently available interest rates and pro forma assets and book value information are taken from the December 31, 1996, financial data included in the offering circular.

         At the $3,200,000 midpoint of the range, Rocky Ford Federal is valued at 60.1% of pro forma book value, representing a discount of 38.0% from the mean and 39.3% from the median of the comparative group. The midpoint price is 12.2 times pro forma earnings, representing a discount of 57.8% from the mean and a discount of 58.1% from the median of the comparative group. Apparently, the comparative group's price to earnings ("PE") ratio has been distorted by some anomaly, as the PE ratio for the other groups is substantially lower.

         As compared to all publicly held thrifts, at the midpoint of the range, Rocky Ford Federal's PE ratio represents a discount of 25.2% from the mean and a 23.3% discount from the median. Rocky Ford Federal's value of 60.1% of pro forma book value is well below the mean of 139.5% and median of 132.3% of all publicly held thrifts.

         As compared to major exchange thrift conversions completed within the past six months (see Exhibit III), Rocky Ford Federal's price to pro forma book of 60.1% represents a 16.1% discount from the mean and a discount of 16.6% from the median. And its PE ratio of 12.2 represents a 33.0% discount from the mean and a 27.4% discount from the median.

         As compared to pink sheet thrift conversions completed since January 31, 1996 (see Exhibit IV), Rocky Ford Federal's price to pro forma book of 60.1% represents an 8.8% discount from the mean and a discount of 8.0% from the median. And its PE ratio of 12.2 represents a 32.6% discount from the mean and an 11.6% discount from the median.

Conclusion
----------

         In our opinion, Rocky Ford Federal's estimated pro forma market value at March 14, 1997, was $3,200,000, unchanged from our original appraisal as of December 13, 1996. The resulting valuation range is $2,720,000 at the minimum to $3,680,000 at the maximum, based on a range of 15% below and 15% above the midpoint valuation. The supermaximum is $4,232,000 based on

Board of Directors
March 18, 1997
Page 5


1.15 times the maximum. Pro forma comparisons with the comparative group are presented in Exhibit VII based on calculations shown in Exhibit IX.

         During the update period from December 13, 1996, to March 14, 1997, overall thrift equity markets have shown upward movement. Interest rates have increased. The SNL Thrift Index increased 15.9%, the average value of the comparative group increased 11.4%, and the median value of the comparative group increased 5.7%. Recent major exchange conversions have shown dramatic receptivity. Pink sheet conversions have not shown the same level of interest and Colorado has not been one of the hot thrift acquisition states. Considering all of the above factors together, we believe no change in the midpoint value is justified.

         Our opinion is based upon circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of Rocky Ford Federal, could materially affect the assumptions used in preparing this opinion.

                                 Respectfully,
                                 Ferguson & Co., LLP

                                 /s/ Robin L. Fussell

                                 Robin L. Fussell
                                 Principal

                                   EXHIBITS

                               List of Exhibits

     Title                                                     Page
-----------------                                         ----------------

Exhibit I -  SNL Index                                           1

Exhibit II - Selected Interest Rates                             2

Exhibit III - Recent Conversions                                 3

Exhibit IV - Recent Pink Sheet Conversions                       6

Exhibit V -  Selected Publicly
             Held Thrifts                                        9

Exhibit VI - Comparative Group
             Price Changes                                      24

Exhibit VII - Pro Forma Comparisons                             26

Exhibit VIII - Comparison of Pricing Ratios                     28

Exhibit IX - Pro Forma Assumptions                              29
             Pro Forma Effect of
             Conversion Proceeds                                30
             Pro Forma Analysis Sheet                           34

FERGUSON & COMPANY            Exhibit I - SNL Index


                           [LINE GRAPH APPEARS HERE]


                                      PERCENT CHANGE SINCE
                      --------------------------------------------------
                SNL    PREVIOUS
    DATE      INDEX        DATE     12/31/95     12/13/96      12/31/96
    ----      -----        ----     --------     --------      --------
12/31/95      376.5
 3/31/96      382.1        1.5%         1.5%
 6/30/96      377.2       -1.3%         0.2%
 9/30/96      429.3       13.8%        14.0%
12/13/96      473.6       10.3%        25.8%
12/31/96      483.6        2.1%        28.4%          2.1%
 3/14/97      560.6       15.9%        48.9%         18.4%         15.9%




Source: SNL & F&C calculations         1

FERGUSON & COMPANY
------------------

                     Exhibit II - Selected Interest Rates
                                                               Increase
                                    3/14/97       12/6/96     (Decrease)
                                  ----------    -----------  ------------

Federal funds rate                      5.19           5.52         (0.33)

3 month T-bill discount (1)             5.06           4.92          0.14

1 year T-bill discount  (1)             5.38           5.12          0.26

5 year treasury rate                    6.41           5.86          0.55

10 year treasury rate                   6.58           6.08          0.50

Long term treasury rate                 6.85           6.37          0.48


(1) Rates presented represent discounts, not yields.













Source: Federal Reserve Bank
of St. Louis

FERGUSON & COMPANY
------------------
                       Exhibit III - Recent Conversions
                       (completed since August 31, 1996)


                                                                                    Conversion             Gross       Offering
                                                                                        Assets          Proceeds          Price
Ticker            Short Name                        State         IPO Date               ($000)            ($000)           ($)
EFBC              Empire Federal Bancorp, Inc.      MT            01/27/97               86,810            25,921        10.000
FAB               FirstFed America Bancorp, Inc.    MA            01/15/97              723,778            87,126        10.000
RSLN              Roslyn Bancorp, Inc.              NY            01/13/97            1,596,744           423,714        10.000
AFBC              Advance Financial Bancorp         WV            01/02/97               91,852            10,845        10.000
HCFC              Home City Financial Corp.         OH            12/30/96               55,728             9,522        10.000
CENB              Century Bancorp, Inc.             NC            12/23/96               81,304            20,367        50.000
SCBS              Southern Community Bancshares     AL            12/23/96               64,381            11,374        10.000
BFFC              Big Foot Financial Corp.          IL            12/20/96              194,624            25,128        10.000
RIVR              River Valley Bancorp              IN            12/20/96               86,604            11,903        10.000
PSFI              PS Financial, Inc.                IL            11/27/96               53,520            21,821        10.000
CFNC              Carolina Fincorp, Inc.            NC            11/25/96               94,110            18,515        10.000
DCBI              Delphos Citizens Bancorp, Inc.    OH            11/21/96               88,022            20,387        10.000
FTNB              Fulton Bancorp, Inc.              MO            10/18/96               85,496            17,193        10.000
CNBA              Chester Bancorp, Inc.             IL            10/08/96              134,781            21,821        10.000
SSFC              South Street Financial Corp.      NC            10/03/96              166,978            44,965        10.000
AFED              AFSALA Bancorp, Inc.              NY            10/01/96              133,046            14,548        10.000
CBES              CBES Bancorp, Inc.                MO            09/30/96               86,168            10,250        10.000
WEHO              Westwood Homestead Fin. Corp.     OH            09/30/96               96,638            28,434        10.000
HBEI              Home Bancorp of Elgin, Inc.       IL            09/27/96              304,520            70,093        10.000
PFFC              Peoples Financial Corp.           OH            09/13/96               78,078            14,910        10.000

Maximum                                                                               1,596,744           423,714        50.000
Minimum                                                                                  53,520             9,522        10.000
Average                                                                                 215,159            45,442        12.000
Median                                                                                   89,937            20,377        10.000

Sources: SNL & F&C calculations         3

FERGUSON & COMPANY         Exhibit III - Recent Conversions
------------------        (completed since August 31, 1996)



               Conversion Pricing Ratios
          ---------------------------------------
               Price/         Price/       Price/    Current    Current      Current     Price One     Price One
            Pro-Forma      Pro-Forma     Adjusted      Stock     Price/     Price/ T     Day After    Week After
           Book Value       Earnings       Assets      Price     Book V       Book V    Conversion    Conversion
Ticker            (%)            (x)          (%)        ($)        (%)          (%)           ($)           ($)

EFBC             68.1           21.5         23.0     13.500         NA          NA         13.250        13.500
FAB              72.0           13.6         10.7     14.875         NA          NA         13.625        14.125
RSLN             72.0            9.3         21.0     18.000         NA          NA         15.000        15.938
AFBC             71.1           16.8         10.6     14.250         NA          NA         12.875        12.938
HCFC             71.2           13.7         14.6     13.625       85.4        85.4             NA        12.500
CENB             72.1           18.9         20.0     66.000       91.0        91.0         62.625        66.000
SCBS             74.4           14.5         15.0     13.375       95.3        95.3         13.000        13.750
BFFC             72.7           33.1         11.4     14.125         NA          NA         12.313        12.500
RIVR             73.0           15.2         12.1     14.250         NA          NA         13.688        13.875
PSFI             71.9           17.2         29.0     13.875         NA          NA         11.641        11.688
CFNC             77.0           17.2         16.4     14.625      104.0       104.0         13.000        13.000
DCBI             72.2           14.6         18.8     13.750       93.7        93.7         12.125        12.125
FTNB             72.5           14.6         16.7     18.375      128.0       128.0         12.500        12.875
CNBA             72.1           18.8         13.9     15.000         NA          NA         12.938        12.625
SSFC             76.3           26.1         21.2     16.625      122.9       122.9             NA        12.500
AFED             71.7           13.7          9.9     14.125       91.0        91.2         11.375        11.313
CBES             61.1           13.2         10.6     16.625       98.4        98.4         12.625        13.438
WEHO             73.8            NA          22.7     13.625       96.9        96.9         10.750        10.625
HBEI             72.6           24.9         18.7     15.125      106.1       106.1         11.813        12.500
PFFC             64.3           28.6         16.0     15.500       95.9        95.9         10.875        11.500

Maximum          77.0           33.1         29.0     66.000      128.0       128.0         62.625        66.000
Minimum          61.1            9.3          9.9     13.375       85.4        85.4         10.750        10.625
Average          71.6           18.2         16.6     17.463      100.7       100.7         15.334        15.466
Median           72.1           16.8         16.2     14.438       96.4        96.4         12.750        12.750









Source: SNL & F&C calculations

FERGUSON & COMPANY     Exhibit III - Recent Conversions
------------------     (completed since August 31, 1996)



                Price One                    Post Conversion Price Increase (Decrease)
                                    ----------------------------------------------------------
              Month After                One            One             One              To
               Conversion                Day           Week           Month            Date
Ticker                ($)                (%)            (%)             (%)             (%)
EFBC               13.750               32.5           35.0            37.5            35.0
FAB                14.875               36.3           41.3            48.8            48.8
RSLN               16.000               50.0           59.4            60.0            80.0
AFBC               14.000               28.8           29.4            40.0            42.5
HCFC               13.500                NA            25.0            35.0            36.3
CENB               65.125               25.3           32.0            30.3            32.0
SCBS               13.500               30.0           37.5            35.0            33.8
BFFC               13.875               23.1           25.0            38.8            41.3
RIVR               15.000               36.9           38.8            50.0            42.5
PSFI               12.500               16.4           16.9            25.0            38.8
CFNC               13.625               30.0           30.0            36.3            46.3
DCBI               12.063               21.3           21.3            20.6            37.5
FTNB               14.750               25.0           28.8            47.5            83.8
CNBA               12.625               29.4           26.3            26.3            50.0
SSFC               12.375                NA            25.0            23.8            66.3
AFED               11.563               13.8           13.1            15.6            41.3
CBES               13.250               26.3           34.4            32.5            66.3
WEHO               10.500                7.5            6.3             5.0            36.3
HBEI               12.625               18.1           25.0            26.3            51.3
PFFC               12.750                8.8           15.0            27.5            55.0

Maximum            65.120               50.0           59.4            60.0            83.8
Minimum            10.500                7.5            6.3             5.0            32.0
Average            15.913               25.5           28.3            33.1            48.2
Median             13.550               25.8           27.5            33.8            42.5

Source: SNL & F&C calculations         5

FERGUSON & COMPANY        Exhibit IV - Recent Pink Sheet Conversions
------------------            (completed since January 31, 1996)

                                                                         Conversion
                                                                             Assets    IPO Proceeds
Ticker      Short Name                           State     IPO Date          ($000)           ($000)
IFBH        IFB Holdings, Inc.                   MO        12/30/96          52,587           5,925
FALN        First Allen Parish Bncp, Inc.        LA        09/30/96          29,605           2,645
MDWB        Midwest Savings Bank                 IL        09/23/96          36,354           1,918
LNXC        Lenox Bancorp, Incorporated          OH        07/18/96          43,149           4,256
ALGC        Algiers Bancorp, Incorporated        LA        07/09/96          42,450           6,480
FFFB        First Federal Finl Bncp, Inc.        OH        06/04/96          51,296           6,718
NSGB        North Cincinnati Savings Bank        OH        05/01/96          56,637           3,968
WBIO        Washington Bancorp                   IA        03/12/96          55,202           6,575

Maximum                                                                      56,637           6,718
Minimum                                                                      29,605           1,918
Average                                                                      45,910           4,811
Median                                                                       47,223           5,091

Source: SNL & F&C calculations         6

FERGUSON & COMPANY             Exhibit IV - Recent Pink Sheet Conversions
------------------                 (completed since January 31, 1996)



                                          Conversion Pricing Ratios
                           ----------------------------------------------------------------
                                      Price/      Price/            Price/           Price/     Current
                                   Pro-Forma   Pro-Forma         Pro-Forma         Adjusted       Stock
                       IPO Price  Book Value  Tang. Book          Earnings           Assets       Price
Ticker                       ($)         (%)         (%)               (x)              (%)         ($)
IFBH                      10.000        73.1        73.1              14.3             10.1      12.750
FALN                      10.000        65.5        65.5               8.8              8.2      15.750
MDWB                      10.000        65.1        65.1               NA               5.0      11.750
LNXC                      10.000        59.6        59.6              40.9              9.0      14.000
ALGC                      10.000        69.0        69.0              18.8             13.2      14.250
FFFB                      10.000        64.5        64.5              13.2             11.6      12.750
NSGB                      10.000        65.0        65.0               NA               6.5      14.000
WBIO                      10.000        65.4        65.4              12.7             10.6      14.750

Maximum                   10.000        73.1        73.1              40.9             13.2      15.750
Minimum                   10.000        59.6        59.6               8.8              5.0      11.750
Average                   10.000        65.9        65.9              18.1              9.3      13.750
Median                    10.000        65.3        65.3              13.8              9.6      14.000

Source: SNL & F&C calculations         7

FERGUSON & COMPANY     Exhibit IV - Recent Pink Sheet Conversions
------------------         (completed since January 31, 1996)

                                                                     To Date
                        Current         Current       Current          Price
                         Price/     Price/ Tang        Price/       Increase
                     Book Value      Book Value      Earnings     (Decrease)
Ticker                      (%)             (%)           (x)            (%)

IFBH                       89.9            89.9            NA           27.5
FALN                       96.6            96.6            NA           57.5
MDWB                       81.3            81.3            NA           17.5
LNXC                       83.8            83.8            NA           40.0
ALGC                       87.1            87.1            NA           42.5
FFFB                       79.7            79.7          26.6           27.5
NSGB                       99.4            99.4            NM           40.0
WBIO                       90.8            90.8          11.5           47.5

Maximum                    99.4            99.4          26.6           57.5
Minimum                    79.7            79.7          11.5           17.5
Average                    88.6            88.6          19.0           37.5
Median                     88.5            88.5          19.0           40.0



Source SNL & F&C calculations          8

FERGUSON & COMPANY          Exhibit V - Selected Publicly Held Thrifts
------------------


                                                                                Deposit                            Current   Current
                                                                                Insurance                            Stock    Market
                                                                                Agency                               Price     Value
Ticker  Short Name                        City             State    Region      (BIF/SAIF) Exchange  IPO Date          ($)      ($M)

AADV    Advantage Bancorp, Inc.           Kenosha          WI       MW          SAIF       NASDAQ     03/23/92     38.000    124.46
ABBK    Abington Bancorp, Inc.            Abington         MA       NE          BIF        NASDAQ     06/10/86     20.875     39.52
ABCL    Alliance Bancorp, Inc.            Hinsdale         IL       MW          SAIF       NASDAQ     07/07/92     29.875    159.35
ABCW    Anchor BanCorp Wisconsin          Madison          WI       MW          SAIF       NASDAQ     07/16/92     45.500    210.25
AFCB    Affiliated Community Bancorp      Waltham          MA       NE          SAIF       NASDAQ     10/19/95     27.000    139.03
AFFFZ   America First Financial Fund      San Francisco    CA       WE          SAIF       NASDAQ           NA     32.547    195.63
AHM     Ahmanson & Company (H.F.)         Irwindale        CA       WE          SAIF       NYSE       10/25/72     40.250  4,111.66
ALBK    ALBANK Financial Corporation      Albany           NY       MA          SAIF       NASDAQ     04/01/92     34.875    450.26
ANBK    American National Bancorp         Baltimore        MD       MA          SAIF       NASDAQ     10/31/95     13.875     50.00
ANDB    Andover Bancorp, Inc.             Andover          MA       NE          BIF        NASDAQ     05/08/86     27.250    139.90
ASBI    Ameriana Bancorp                  New Castle       IN       MW          SAIF       NASDAQ     03/02/87     15.750     51.84
ASBP    ASB Financial Corp.               Portsmouth       OH       MW          SAIF       NASDAQ     05/11/95     11.750     20.23
ASFC    Astoria Financial Corporation     Lake Success     NY       MA          SAIF       NASDAQ     11/18/93     39.750    853.55
BANC    BankAtlantic Bancorp, Inc.        Fort Lauderdale  FL       SE          SAIF       NASDAQ     11/29/83     13.625    317.94
BDJI    First Federal Bancorporation      Bemidji          MN       MW          SAIF       NASDAQ     04/04/95     18.750     13.14
BFD     BostonFed Bancorp, Inc.           Burlington       MA       NE          SAIF       AMSE       10/24/95     16.750    104.86
BFSB    Bedford Bancshares, Inc.          Bedford          VA       SE          SAIF       NASDAQ     08/22/94     19.375     22.16
BKC     American Bank of Connecticut      Waterbury        CT       NE          BIF        AMSE       12/01/81     32.000     73.38
BKCT    Bancorp Connecticut, Inc.         Southington      CT       NE          BIF        NASDAQ     07/03/86     23.750     61.05
BKUNA   BankUnited Financial Corp.        Coral Gables     FL       SE          SAIF       NASDAQ     12/11/85     10.875     92.70
BSBC    Branford Savings Bank             Branford         CT       NE          BIF        NASDAQ     11/04/86      4.000     20.72
BVFS    Bay View Capital Corp.            San Mateo        CA       WE          SAIF       NASDAQ     05/09/86     52.500    350.42
BWFC    Bank West Financial Corp.         Grand Rapids     MI       MW          SAIF       NASDAQ     03/30/95     11.500     20.92
CAFI    Camco Financial Corp.             Cambridge        OH       MW          SAIF       NASDAQ           NA     17.500     53.60
CAPS    Capital Savings Bancorp, Inc.     Jefferson City   MO       MW          SAIF       NASDAQ     12/29/93     13.500     25.54
CARV    Carver Bancorp, Inc.              New York         NY       MA          SAIF       NASDAQ     10/25/94     10.125     23.43
CASB    Cascade Financial Corp.           Everett          WA       WE          SAIF       NASDAQ     09/16/92     17.500     35.93
CASH    First Midwest Financial, Inc.     Storm Lake       IA       MW          SAIF       NASDAQ     09/20/93     16.750     48.52
CBCI    Calumet Bancorp, Inc.             Dolton           IL       MW          SAIF       NASDAQ     02/20/92     35.500     83.04
CBNH    Community Bankshares, Inc.        Concord          NH       NE          BIF        NASDAQ     05/08/86     24.875     60.92
CBSA    Coastal Bancorp, Inc.             Houston          TX       SW          SAIF       NASDAQ           NA     27.500    136.59
CBSB    Charter Financial, Inc.           Sparta           IL       MW          SAIF       NASDAQ     12/29/95     16.250     69.12
CEBK    Central Co-operative Bank         Somerville       MA       NE          BIF        NASDAQ     10/24/86     18.250     35.86
CENF    CENFED Financial Corp.            Pasadena         CA       WE          SAIF       NASDAQ     10/25/91     32.375    166.88
CFB     Commercial Federal Corporation    Omaha            NE       MW          SAIF       NYSE       12/31/84     36.750    789.77
CFCP    Coastal Financial Corp.           Myrtle Beach     SC       SE          SAIF       NASDAQ     09/26/90     23.500     81.12
CFFC    Community Financial Corp.         Staunton         VA       SE          SAIF       NASDAQ     03/30/88     23.500     29.90
CFSB    CFSB Bancorp, Inc.                Lansing          MI       MW          SAIF       NASDAQ     06/22/90     21.250    100.00
CFX     CFX Corporation                   Keene            NH       NE          BIF        AMSE       02/12/87     17.125    222.30
CIBI    Community Investors Bancorp       Bucyrus          OH       MW          SAIF       NASDAQ     02/07/95     17.250     10.92
CKFB    CKF Bancorp, Inc.                 Danville         KY       MW          SAIF       NASDAQ     01/04/95     18.875     17.50
CMRN    Cameron Financial Corp            Cameron          MO       MW          SAIF       NASDAQ     04/03/95     16.375     46.66
CMSV    Community Savings, MHC            North Palm Beach FL       SE          SAIF       NASDAQ     10/24/94     19.500     95.74
CNIT    CENIT Bancorp, Inc.               Norfolk          VA       SE          SAIF       NASDAQ     08/06/92     45.000     73.51
COFI    Charter One Financial             Cleveland        OH       MW          SAIF       NASDAQ     01/22/88     45.625  2,118.95
CSA     Coast Savings Financial           Los Angeles      CA       WE          SAIF       NYSE       12/23/85     45.125    838.64
CTBK    Center Banks Incorporated         Skaneateles      NY       MA          BIF        NASDAQ     06/02/86     20.000     18.96
CTZN    CitFed Bancorp, Inc.              Dayton           OH       MW          SAIF       NASDAQ     01/23/92     35.250    302.60
CVAL    Chester Valley Bancorp Inc.       Downingtown      PA       MA          SAIF       NASDAQ     03/27/87     21.500     35.13
CZF     CitiSave Financial Corp           Baton Rouge      LA       SW          SAIF       AMSE       07/14/95     14.000     13.47
DFIN    Damen Financial Corp.             Schaumburg       IL       MW          SAIF       NASDAQ     10/02/95     14.500     54.67
DIBK    Dime Financial Corp.              Wallingford      CT       NE          BIF        NASDAQ     07/09/86     20.250    103.87
DME     Dime Bancorp, Inc.                New York         NY       MA          BIF        NYSE       08/19/86     17.250  1,806.83
DNFC    D & N Financial Corp.             Hancock          MI       MW          SAIF       NASDAQ     02/13/85     18.125    151.31
DSL     Downey Financial Corp.            Newport Beach    CA       WE          SAIF       NYSE       01/01/71     22.625    576.01
EBSI    Eagle Bancshares                  Tucker           GA       SE          SAIF       NASDAQ     04/01/86     17.250     78.53


Source: SNL & F&C calculations         9

FERGUSON & COMPANY  Exhibit V - Selected Publicly Held Thrifts
------------------


                                                                              Deposit                             Current  Current
                                                                              Insurance                             Stock   Market
                                                                              Agency                                Price    Value
Ticker  Short Name                        City             State    Region    (BIF/SAIF)  Exchange   IPO Date         ($)     ($M)

EFBI    Enterprise Federal Bancorp        West Chester     OH       MW        SAIF          NASDAQ   10/17/94     16.500    33.43
EGFC    Eagle Financial Corp.             Bristol          CT       NE        SAIF          NASDAQ   02/03/87     29.250   132.92
EIRE    Emerald Isle Bancorp, Inc.        Quincy           MA       NE        BIF           NASDAQ   09/08/86     19.625    43.39
EMLD    Emerald Financial Corp.           Strongsville     OH       MW        SAIF          NASDAQ         NA     24.500    62.00
EQSB    Equitable Federal Savings Bank    Wheaton          MD       MA        SAIF          NASDAQ   09/10/93     34.500    20.70
ESBK    Elmira Savings Bank (The)         Elmira           NY       MA        BIF           NASDAQ   03/01/85     19.500    13.78
FBBC    First Bell Bancorp, Inc.          Pittsburgh       PA       MA        SAIF          NASDAQ   06/29/95     16.375   127.04
FBCI    Fidelity Bancorp, Inc.            Chicago          IL       MW        SAIF          NASDAQ   12/15/93     19.500    54.34
FBHC    Fort Bend Holding Corp.           Rosenberg        TX       SW        SAIF          NASDAQ   06/30/93     23.500    19.28
FBSI    First Bancshares, Inc.            Mountain Grove   MO       MW        SAIF          NASDAQ   12/22/93     20.000    23.90
FCME    First Coastal Corporation         Westbrook        ME       NE        BIF           NASDAQ         NA      9.750    13.24
FDEF    First Defiance Financial          Defiance         OH       MW        SAIF          NASDAQ   10/02/95     13.250   124.86
FED     FirstFed Financial Corp.          Santa Monica     CA       WE        SAIF          NYSE     12/16/83     25.750   271.14
FESX    First Essex Bancorp, Inc.         Andover          MA       NE        BIF           NASDAQ   08/04/87     16.000   118.74
FFBI    First Financial Bancorp, Inc.     Belvidere        IL       MW        SAIF          NASDAQ   10/04/93     15.500     6.59
FFBS    FFBS BanCorp, Inc.                Columbus         MS       SE        SAIF          NASDAQ   07/01/93     22.000    34.44
FFBZ    First Federal Bancorp, Inc.       Zanesville       OH       MW        SAIF          NASDAQ   07/13/92     17.500    27.51
FFCH    First Financial Holdings Inc.     Charleston       SC       SE        SAIF          NASDAQ   11/10/83     28.250   178.13
FFES    First Federal of East Hartford    East Hartford    CT       NE        SAIF          NASDAQ   06/23/87     28.500    74.85
FFFC    FFVA Financial Corp.              Lynchburg        VA       SE        SAIF          NASDAQ   10/12/94     23.000   107.93
FFHC    First Financial Corp.             Stevens Point    WI       MW        SAIF          NASDAQ   12/24/80     26.750   984.47
FFHH    FSF Financial Corp.               Hutchinson       MN       MW        SAIF          NASDAQ   10/07/94     17.250    55.72
FFHS    First Franklin Corporation        Cincinnati       OH       MW        SAIF          NASDAQ   01/26/88     18.000    20.82
FFIC    Flushing Financial Corp.          Flushing         NY       MA        BIF           NASDAQ   11/21/95     19.125   157.79
FFKY    First Federal Financial Corp.     Elizabethtown    KY       MW        SAIF          NASDAQ   07/15/87     20.875    87.30
FFLC    FFLC Bancorp, Inc.                Leesburg         FL       SE        SAIF          NASDAQ   01/04/94     26.000    63.38
FFSL    First Independence Corp.          Independence     KS       MW        SAIF          NASDAQ   10/08/93     11.750    12.43
FFSW    FirstFederal Financial Svcs       Wooster          OH       MW        SAIF          NASDAQ   03/31/87     37.500   136.02
FFSX    First Fed SB of Siouxland, MHC    Sioux City       IA       MW        SAIF          NASDAQ   07/13/92     30.750    57.91
FFWC    FFW Corp.                         Wabash           IN       MW        SAIF          NASDAQ   04/05/93     26.000    18.25
FFWD    Wood Bancorp, Inc.                Bowling Green    OH       MW        SAIF          NASDAQ   08/31/93     16.750    25.00
FFYF    FFY Financial Corp.               Youngstown       OH       MW        SAIF          NASDAQ   06/28/93     25.250   109.05
FGHC    First Georgia Holding, Inc.       Brunswick        GA       SE        SAIF          NASDAQ   02/11/87      7.625    23.27
FIBC    Financial Bancorp, Inc.           Long Island City NY       MA        SAIF          NASDAQ   08/17/94     17.875    31.24
FISB    First Indiana Corporation         Indianapolis     IN       MW        SAIF          NASDAQ   08/02/83     26.250   217.96
FKFS    First Keystone Financial          Media            PA       MA        SAIF          NASDAQ   01/26/95     21.875    26.86
FLFC    First Liberty Financial Corp.     Macon            GA       SE        SAIF          NASDAQ   12/06/83     22.500   160.44
FMCO    FMS Financial Corporation         Burlington       NJ       MA        SAIF          NASDAQ   12/14/88     19.750    47.26
FMSB    First Mutual Savings Bank         Bellevue         WA       WE        BIF           NASDAQ   12/17/85     20.250    49.68
FNGB    First Northern Capital Corp.      Green Bay        WI       MW        SAIF          NASDAQ   12/29/83     18.500    81.17
FOBC    Fed One Bancorp                   Wheeling         WV       SE        SAIF          NASDAQ   01/19/95     19.000    46.72
FRC     First Republic Bancorp            San Francisco    CA       WE        BIF           NYSE           NA     24.000   184.22
FSBI    Fidelity Bancorp, Inc.            Pittsburgh       PA       MA        SAIF          NASDAQ   06/24/88     23.875    33.01
FSFC    First Southeast Financial Corp    Anderson         SC       SE        SAIF          NASDAQ   10/08/93     10.625    46.62
FSLA    First Savings Bank, MHC           Edison           NJ       MA        SAIF          NASDAQ   07/10/92     21.500   154.48
FSPG    First Home Bancorp, Inc.          Pennsville       NJ       MA        SAIF          NASDAQ   04/20/87     17.875    48.41
FSTC    First Citizens Corporation        Newnan           GA       SE        SAIF          NASDAQ   03/01/86     25.000    40.44
FTF     Texarkana First Financial Corp    Texarkana        AR       SE        SAIF          AMSE     07/07/95     16.750    30.71
FTFC    First Federal Capital Corp.       La Crosse        WI       MW        SAIF          NASDAQ   11/02/89     28.250   173.09
FTSB    Fort Thomas Financial Corp.       Fort Thomas      KY       MW        SAIF          NASDAQ   06/28/95     11.750    18.49
FWWB    First SB of Washington Bancorp    Walla Walla      WA       WE        SAIF          NASDAQ   11/01/95     19.750   208.74
GBCI    Glacier Bancorp, Inc.             Kalispell        MT       WE        SAIF          NASDAQ   03/30/84     24.000    81.03
GDW     Golden West Financial             Oakland          CA       WE        SAIF          NYSE     05/29/59     69.250 3,970.96
GFCO    Glenway Financial Corp.           Cincinnati       OH       MW        SAIF          NASDAQ   11/30/90     23.000    27.31
GFSB    GFS Bancorp, Inc.                 Grinnell         IA       MW        SAIF          NASDAQ   01/06/94     21.500    10.69
GLN     Glendale Federal Bank, FSB        Glendale         CA       WE        SAIF          NYSE     10/01/83     25.750 1,282.58


Source: SNL & F&C calculations         10

FERGUSON & COMPANY        Exhibit V - Selected Publicly Held Thrifts
------------------

                                                                                Deposit                         Current      Current
                                                                                Insurance                         Stock       Market
                                                                                Agency                            Price        Value
Ticker  Short Name                        City             State    Region      (BIF/SAIF)  Exchange  IPO Date      ($)         ($M)
GPT     GreenPoint Financial Corp.        New York         NY       MA          BIF         NYSE      01/28/94   56.750     2,694.55
GRTR    Greater New York Savings Bank     New York         NY       MA          BIF         NASDAQ    06/17/87   16.250       219.93
GSBC    Great Southern Bancorp, Inc.      Springfield      MO       MW          SAIF        NASDAQ    12/14/89   17.250       141.05
GSLC    Guaranty Financial Corp.          Charlottesville  VA       SE          SAIF        NASDAQ          NA    9.625         8.89
GTFN    Great Financial Corporation       Louisville       KY       MW          SAIF        NASDAQ    03/31/94   31.000       437.62
GUPB    GFSB Bancorp, Inc.                Gallup           NM       SW          SAIF        NASDAQ    06/30/95   16.250        14.65
GWBC    Gateway Bancorp, Inc.             Catlettsburg     KY       MW          SAIF        NASDAQ    01/18/95   14.250        15.33
HALL    Hallmark Capital Corp.            West Allis       WI       MW          SAIF        NASDAQ    01/03/94   18.750        27.06
HARB    Harbor Federal Savings Bk, MHC    Fort Pierce      FL       SE          SAIF        NASDAQ    01/06/94   37.000       182.74
HARL    Harleysville Savings Bank         Harleysville     PA       MA          SAIF        NASDAQ    08/04/87   20.750        33.79
HAVN    Haven Bancorp, Inc.               Woodhaven        NY       MA          SAIF        NASDAQ    09/23/93   35.250       152.47
HBFW    Home Bancorp                      Fort Wayne       IN       MW          SAIF        NASDAQ    03/30/95   20.500        54.38
HBNK    Highland Federal Bank FSB         Burbank          CA       WE          SAIF        NASDAQ          NA   24.000        55.10
HBS     Haywood Bancshares, Inc.          Waynesville      NC       SE          BIF         AMSE      12/18/87   17.125        20.56
HFFB    Harrodsburg First Fin Bancorp     Harrodsburg      KY       MW          SAIF        NASDAQ    10/04/95   16.125        32.74
HFFC    HF Financial Corp.                Sioux Falls      SD       MW          SAIF        NASDAQ    04/08/92   19.500        56.75
HFGI    Harrington Financial Group        Richmond         IN       MW          SAIF        NASDAQ          NA   10.500        34.20
HFSA    Hardin Bancorp, Inc.              Hardin           MO       MW          SAIF        NASDAQ    09/29/95   15.250        13.18
HIFS    Hingham Instit. for Savings       Hingham          MA       NE          BIF         NASDAQ    12/20/88   19.000        24.65
HMCI    HomeCorp, Inc.                    Rockford         IL       MW          SAIF        NASDAQ    06/22/90   20.500        23.14
HMNF    HMN Financial, Inc.               Spring Valley    MN       MW          SAIF        NASDAQ    06/30/94   22.000        97.55
HOMF    Home Federal Bancorp              Seymour          IN       MW          SAIF        NASDAQ    01/23/88   27.250        91.33
HPBC    Home Port Bancorp, Inc.           Nantucket        MA       NE          BIF         NASDAQ    08/25/88   17.750        32.69
HRBF    Harbor Federal Bancorp, Inc.      Baltimore        MD       MA          SAIF        NASDAQ    08/12/94   17.063        29.94
HRZB    Horizon Financial Corp.           Bellingham       WA       WE          BIF         NASDAQ    08/01/86   15.000        96.36
HTHR    Hawthorne Financial Corp.         El Segundo       CA       WE          SAIF        NASDAQ          NA   10.625        27.62
HVFD    Haverfield Corporation            Cleveland        OH       MW          SAIF        NASDAQ    03/19/85   22.750        43.37
IFSB    Independence Federal Savings      Washington       DC       MA          SAIF        NASDAQ    06/06/85    8.625        11.04
INBI    Industrial Bancorp                Bellevue         OH       MW          SAIF        NASDAQ    08/01/95   12.875        70.87
IPSW    Ipswich Savings Bank              Ipswich          MA       NE          BIF         NASDAQ    05/26/93   15.750        18.71
ISBF    ISB Financial Corporation         New Iberia       LA       SW          SAIF        NASDAQ    04/07/95   25.625       180.69
ITLA    ITLA Capital Corp.                La Jolla         CA       WE          BIF         NASDAQ    10/24/95   16.375       128.12
IWBK    InterWest Bancorp, Inc.           Oak Harbor       WA       WE          SAIF        NASDAQ          NA   33.500       268.03
JSBA    Jefferson Savings Bancorp         Ballwin          MO       MW          SAIF        NASDAQ    04/08/93   29.250       122.32
JSBF    JSB Financial, Inc.               Lynbrook         NY       MA          BIF         NASDAQ    06/27/90   41.000       401.10
KFBI    Klamath First Bancorp             Klamath Falls    OR       WE          SAIF        NASDAQ    10/05/95   18.125       181.29
KNK     Kankakee Bancorp, Inc.            Kankakee         IL       MW          SAIF        AMSE      01/06/93   26.875        38.03
KSAV    KS Bancorp, Inc.                  Kenly            NC       SE          SAIF        NASDAQ    12/30/93   21.500        14.26
KSBK    KSB Bancorp, Inc.                 Kingfield        ME       NE          BIF         NASDAQ    06/24/93   28.000        11.51
KYF     Kentucky First Bancorp, Inc.      Cynthiana        KY       MW          SAIF        AMSE      08/29/95   11.750        15.72
LARK    Landmark Bancshares, Inc.         Dodge City       KS       MW          SAIF        NASDAQ    03/28/94   19.750        36.26
LARL    Laurel Capital Group, Inc.        Allison Park     PA       MA          SAIF        NASDAQ    02/20/87   21.000        31.82
LFED    Leeds Federal Savings Bk, MHC     Baltimore        MD       MA          SAIF        NASDAQ    05/02/94   18.563        64.13
LIFB    Life Bancorp, Inc.                Norfolk          VA       SE          SAIF        NASDAQ    10/11/94   19.875       195.71
LISB    Long Island Bancorp, Inc.         Melville         NY       MA          SAIF        NASDAQ    04/18/94   35.000       856.04
LOGN    Logansport Financial Corp.        Logansport       IN       MW          SAIF        NASDAQ    06/14/95   14.813        18.61
LSBI    LSB Financial Corp.               Lafayette        IN       MW          BIF         NASDAQ    02/03/95   20.000        18.36
LSBX    Lawrence Savings Bank             North Andover    MA       NE          BIF         NASDAQ    05/02/86    9.750        41.44
LVSB    Lakeview Financial                West Paterson    NJ       MA          SAIF        NASDAQ    12/22/93   33.500        81.02
MAFB    MAF Bancorp, Inc.                 Clarendon Hills  IL       MW          SAIF        NASDAQ    01/12/90   39.500       414.36
MARN    Marion Capital Holdings           Marion           IN       MW          SAIF        NASDAQ    03/18/93   21.250        39.18
MASB    MASSBANK Corp.                    Reading          MA       NE          BIF         NASDAQ    05/28/86   41.750       112.17
MBB     MSB Bancorp, Inc.                 Goshen           NY       MA          BIF         AMSE      09/03/92   18.375        52.07
MBB     MSB Bancorp, Inc.                 Goshen           NY       MA          BIF         AMSE            NA   18.375        52.07
MBLF    MBLA Financial Corp.              Macon            MO       MW          SAIF        NASDAQ    06/24/93   20.750        27.78
MCBN    Mid-Coast Bancorp, Inc.           Waldoboro        ME       NE          SAIF        NASDAQ    11/02/89   19.000         4.37

Source: SNL & F&C calculations          11

FERGUSON & COMPANY
------------------

                  Exhibit V - Selected Publicly Held Thrifts

                                                                               Deposit                           Current     Current
                                                                               Insurance                           Stock      Market
                                                                               Agency                              Price       Value
Ticker  Short Name                        City             State    Region     (BIF/SAIF) Exchange  IPO Date         ($)        ($M)
MCBS    Mid Continent Bancshares Inc.     El Dorado        KS       MW         SAIF       NASDAQ    06/27/94     26.125        52.69
MDBK    Medford Savings Bank              Medford          MA       NE         BIF        NASDAQ    03/18/86     27.750       125.84
MERI    Meritrust Federal SB              Thibodaux        LA       SW         SAIF       NASDAQ          NA     35.500        27.48
MFBC    MFB Corp.                         Mishawaka        IN       MW         SAIF       NASDAQ    03/25/94     18.875        33.48
MFFC    Milton Federal Financial Corp.    West Milton      OH       MW         SAIF       NASDAQ    10/07/94     13.750        30.32
MFLR    Mayflower Co-operative Bank       Middleboro       MA       NE         BIF        NASDAQ    12/23/87     19.750        17.57
MFSL    Maryland Federal Bancorp          Hyattsville      MD       MA         SAIF       NASDAQ    06/02/87     36.875       115.46
MGNL    Magna Bancorp, Inc.               Hattiesburg      MS       SE         SAIF       NASDAQ    03/13/91     19.000       261.08
MIVI    Mississippi View Holding Co.      Little Falls     MN       MW         SAIF       NASDAQ    03/24/95     15.125        12.93
MLBC    ML Bancorp, Inc.                  Villanova        PA       MA         SAIF       NASDAQ    08/11/94     17.375       202.65
MSBF    MSB Financial, Inc.               Marshall         MI       MW         SAIF       NASDAQ    02/06/95     21.000        13.50
MWBI    Midwest Bancshares, Inc.          Burlington       IA       MW         SAIF       NASDAQ    11/12/92     29.500        10.31
MWBX    MetroWest Bank                    Framingham       MA       NE         BIF        NASDAQ    10/10/86      5.156        71.61
MWFD    Midwest Federal Financial         Baraboo          WI       MW         SAIF       NASDAQ    07/08/92     17.875        28.96
NASB    North American Savings Bank       Grandview        MO       MW         SAIF       NASDAQ    09/27/85     38.000        85.75
NEBC    Northeast Bancorp                 Portland         ME       NE         BIF        NASDAQ    08/19/87     13.625        16.78
NEIB    Northeast Indiana Bancorp         Huntington       IN       MW         SAIF       NASDAQ    06/28/95     15.000        26.44
NHTB    New Hampshire Thrift Bncshrs      New London       NH       NE         SAIF       NASDAQ    05/22/86     12.000        20.46
NMSB    NewMil Bancorp, Inc.              New Milford      CT       NE         BIF        NASDAQ    02/01/86      9.250        37.39
NSSB    Norwich Financial Corp.           Norwich          CT       NE         BIF        NASDAQ    11/14/86     21.000       113.39
NSSY    Norwalk Savings Society           Norwalk          CT       NE         BIF        NASDAQ    06/16/94     25.375        60.84
NTMG    Nutmeg Federal S&LA               Danbury          CT       NE         SAIF       NASDAQ          NA      7.375         5.24
NWEQ    Northwest Equity Corp.            Amery            WI       MW         SAIF       NASDAQ    10/11/94     14.000        13.01
NWSB    Northwest Savings Bank, MHC       Warren           PA       MA         SAIF       NASDAQ    11/07/94     15.500       362.33
NYB     New York Bancorp Inc.             Douglaston       NY       MA         SAIF       NYSE      01/28/88     31.125       515.73
OCWN    Ocwen Financial Corporation       West Palm Beach  FL       SE         SAIF       NASDAQ          NA     33.250       889.24
OFCP    Ottawa Financial Corp.            Holland          MI       MW         SAIF       NASDAQ    08/19/94     20.375       105.54
OHSL    OHSL Financial Corp.              Cincinnati       OH       MW         SAIF       NASDAQ    02/10/93     22.000        26.53
PBCI    Pamrapo Bancorp, Inc.             Bayonne          NJ       MA         SAIF       NASDAQ    11/14/89     20.750        65.49
PBCT    People's Bank, MHC                Bridgeport       CT       NE         BIF        NASDAQ    07/06/88     35.250     1,432.89
PBKB    People's Bancshares, Inc.         South Easton     MA       NE         BIF        NASDAQ    10/23/86     12.250        43.65
PBNB    People's Savings Financial Cp.    New Britain      CT       NE         BIF        NASDAQ    08/20/86     31.000        59.08
PCBC    Perry County Financial Corp.      Perryville       MO       MW         SAIF       NASDAQ    02/13/95     19.000        15.72
PCCI    Pacific Crest Capital             Agoura Hills     CA       WE         BIF        NASDAQ          NA     13.750        40.28
PDB     Piedmont Bancorp, Inc.            Hillsborough     NC       SE         SAIF       AMSE      12/08/95     10.750        29.57
PEEK    Peekskill Financial Corp.         Peekskill        NY       MA         SAIF       NASDAQ    12/29/95     14.875        49.00
PERM    Permanent Bancorp, Inc.           Evansville       IN       MW         SAIF       NASDAQ    04/04/94     22.250        46.34
PERT    Perpetual Bank, MHC               Anderson         SC       SE         SAIF       NASDAQ    10/26/93     26.000        39.12
PETE    Primary Bank                      Peterborough     NH       NE         BIF        NASDAQ    10/14/93     17.250        35.98
PFDC    Peoples Bancorp                   Auburn           IN       MW         SAIF       NASDAQ    07/07/87     22.500        51.88
PFNC    Progress Financial Corporation    Blue Bell        PA       MA         SAIF       NASDAQ    07/18/83      8.938        33.47
PFSB    PennFed Financial Services,Inc    West Orange      NJ       MA         SAIF       NASDAQ    07/15/94     25.250       121.72
PFSL    Pocahontas FS&LA, MHC             Pocahontas       AR       SE         SAIF       NASDAQ    04/05/94     20.000        32.56
PHBK    Peoples Heritage Finl Group       Portland         ME       NE         BIF        NASDAQ    12/04/86     31.500       888.98
PKPS    Poughkeepsie Savings Bank, FSB    Poughkeepsie     NY       MA         SAIF       NASDAQ    11/19/85      6.250        78.70
PLE     Pinnacle Bancshares, Inc.         Jasper           AL       SE         SAIF       AMSE      12/17/86     21.500        19.13
PSAB    Prime Bancorp, Inc.               Philadelphia     PA       MA         SAIF       NASDAQ    11/21/88     21.250       112.44
PSBK    Progressive Bank, Inc.            Fishkill         NY       MA         BIF        NASDAQ    08/01/84     24.250        92.75
PTRS    Potters Financial Corp.           East Liverpool   OH       MW         SAIF       NASDAQ    12/31/93     20.000        10.12
PULB    Pulaski Bank, Savings Bk, MHC     St. Louis        MO       MW         SAIF       NASDAQ    05/11/94     17.000        35.60
PULS    Pulse Bancorp                     South River      NJ       MA         SAIF       NASDAQ    09/18/86     18.125        55.48
PVFC    PVF Capital Corp.                 Bedford Heights  OH       MW         SAIF       NASDAQ    12/30/92     16.750        38.92
PVSA    Parkvale Financial Corporation    Monroeville      PA       MA         SAIF       NASDAQ    07/16/87     28.500       115.31
PWBC    PennFirst Bancorp, Inc.           Ellwood City     PA       MA         SAIF       NASDAQ    06/13/90     13.500        52.67
QCBC    Quaker City Bancorp, Inc.         Whittier         CA       WE         SAIF       NASDAQ    12/30/93     19.250        73.00
QCFB    QCF Bancorp, Inc.                 Virginia         MN       MW         SAIF       NASDAQ    04/03/95     19.000        27.10

Source: SNL & F&C calculations

FERGUSON & COMPANY          Exhibit V - Selected Publicly Held Thrifts
------------------

                                                                          Deposit                         Current       Current
                                                                          Insurance                         Stock        Market
                                                                          Agency                            Price         Value
Ticker Short Name                      City              State    Region  (BIF/SAIF) Exchange  IPO Date        ($)         ($M)
QCSB   Queens County Bancorp, Inc.     Flushing          NY       MA      BIF        NASDAQ    11/23/93     57.750       440.64
RARB   Raritan Bancorp, Inc.           Raritan           NJ       MA      BIF        NASDAQ    03/01/87     24.750        37.46
RCSB   RCSB Financial, Inc.            Rochester         NY       MA      BIF        NASDAQ    04/29/86     33.750       517.43
RELY   Reliance Bancorp, Inc.          Garden City       NY       MA      SAIF       NASDAQ    03/31/94     24.500       216.21
ROSE   TR Financial Corp.              Garden City       NY       MA      BIF        NASDAQ    06/29/93     35.250       309.74
RVSB   Riverview Savings Bank, MHC     Camas             WA       WE      SAIF       NASDAQ    10/26/93     17.750        38.98
SECP   Security Capital Corporation    Milwaukee         WI       MW      SAIF       NASDAQ    01/03/94     84.750       779.93
SFED   SFS Bancorp, Inc.               Schenectady       NY       MA      SAIF       NASDAQ    06/30/95     17.250        22.05
SFFC   StateFed Financial Corporation  Des Moines        IA       MW      SAIF       NASDAQ    01/05/94     18.625        14.70
SFSB   SuburbFed Financial Corp.       Flossmoor         IL       MW      SAIF       NASDAQ    03/04/92     22.500        28.23
SFSL   Security First Corp.            Mayfield Heights  OH       MW      SAIF       NASDAQ    01/22/88     18.500        92.02
SHEN   First Shenango Bancorp, Inc.    New Castle        PA       MA      SAIF       NASDAQ    04/06/93     24.500        50.47
SISB   SIS Bancorp, Inc.               Springfield       MA       NE      BIF        NASDAQ    02/08/95     26.500       151.68
SMBC   Southern Missouri Bancorp, Inc  Poplar Bluff      MO       MW      SAIF       NASDAQ    04/13/94     16.125        26.41
SMFC   Sho-Me Financial Corp.          Mt. Vernon        MO       MW      SAIF       NASDAQ    07/01/94     28.500        41.44
SOPN   First Savings Bancorp, Inc.     Southern Pines    NC       SE      SAIF       NASDAQ    01/06/94     20.000        73.78
SOSA   Somerset Savings Bank           Somerville        MA       NE      BIF        NASDAQ    07/09/86      2.625        43.71
SPBC   St. Paul Bancorp, Inc.          Chicago           IL       MW      SAIF       NASDAQ    05/18/87     28.125       640.57
STFR   St. Francis Capital Corp.       Milwaukee         WI       MW      SAIF       NASDAQ    06/21/93     30.750       164.70
STND   Standard Financial, Inc.        Chicago           IL       MW      SAIF       NASDAQ    08/01/94     21.125       341.66
STSA   Sterling Financial Corp.        Spokane           WA       WE      SAIF       NASDAQ          NA     16.875        93.47
SVRN   Sovereign Bancorp, Inc.         Wyomissing        PA       MA      SAIF       NASDAQ    08/12/86     13.188       786.55
SWBI   Southwest Bancshares            Hometown          IL       MW      SAIF       NASDAQ    06/24/92     18.750        49.45
SWCB   Sandwich Co-operative Bank      Sandwich          MA       NE      BIF        NASDAQ    07/25/86     31.000        58.95
TBK    Tolland Bank                    Tolland           CT       NE      BIF        AMSE      12/19/86     15.375        18.03
TCB    TCF Financial Corp.             Minneapolis       MN       MW      SAIF       NYSE      06/17/86     44.625     1,551.04
THR    Three Rivers Financial Corp.    Three Rivers      MI       MW      SAIF       AMSE      08/24/95     14.875        12.66
THRD   TF Financial Corporation        Newtown           PA       MA      SAIF       NASDAQ    07/13/94     18.875        80.81
TPNZ   Tappan Zee Financial, Inc.      Tarrytown         NY       MA      SAIF       NASDAQ    10/05/95     14.500        22.32
TRIC   Tri-County Bancorp, Inc.        Torrington        WY       WE      SAIF       NASDAQ    09/30/93     18.500        11.26
TSBS   Trenton SB, MHC                 Lawrenceville     NJ       MA      BIF        NASDAQ    08/03/95     18.500       167.19
TSH    Teche Holding Co.               Franklin          LA       SW      SAIF       AMSE      04/19/95     15.875        54.56
TWIN   Twin City Bancorp               Bristol           TN       SE      SAIF       NASDAQ    01/04/95     19.000        16.22
UBMT   United Financial Corp.          Great Falls       MT       WE      SAIF       NASDAQ    09/23/86     19.750        24.16
UFRM   United Federal Savings Bank     Rocky Mount       NC       SE      SAIF       NASDAQ    07/01/80      8.625        26.44
VFFC   Virginia First Financial Corp.  Petersburg        VA       SE      SAIF       NASDAQ    01/01/78     14.625        84.67
WAMU   Washington Mutual Inc.          Seattle           WA       WE      BIF        NASDAQ    03/11/83     50.375     5,951.42
WBST   Webster Financial Corporation   Waterbury         CT       NE      SAIF       NASDAQ    12/12/86     38.875       308.14
WCBI   Westco Bancorp                  Westchester       IL       MW      SAIF       NASDAQ    06/26/92     22.000        56.48
WEFC   Wells Financial Corp.           Wells             MN       MW      SAIF       NASDAQ    04/11/95     14.750        30.65
WFCO   Winton Financial Corp.          Cincinnati        OH       MW      SAIF       NASDAQ    08/04/88     12.516        24.86
WFSL   Washington Federal, Inc.        Seattle           WA       WE      SAIF       NASDAQ    11/17/82     24.875     1,180.32
WRNB   Warren Bancorp, Inc.            Peabody           MA       NE      BIF        NASDAQ    07/09/86     15.750        57.67
WSB    Washington Savings Bank, FSB    Waldorf           MD       MA      SAIF       AMSE            NA      5.250        22.16
WSFS   WSFS Financial Corporation      Wilmington        DE       MA      BIF        NASDAQ    11/26/86     11.750       151.72
WSTR   WesterFed Financial Corp.       Missoula          MT       WE      SAIF       NASDAQ    01/10/94     20.750        91.24
WVFC   WVS Financial Corporation       Pittsburgh        PA       MA      SAIF       NASDAQ    11/29/93     25.250        43.86
YFED   York Financial Corp.            York              PA       MA      SAIF       NASDAQ    02/01/84     18.125       123.11

Maximum                                                                                                     84.750     5,951.42
Minimum                                                                                                      2.625         4.37
Average                                                                                                     22.280       207.43
Median                                                                                                      19.813        54.47


Source: SNL & F&C calculations        13

FERGUSON & COMPANY      Exhibit V - Selected Publicly Held Thrifts
------------------

                                                                                      Tangible               ROAA    ROACE
           Price/   Current    Current              Current        Total    Equity/    Equity/     Core    Before   Before
              LTM    Price/   Price/ T    Price/   Dividend       Assets     Assets   T Assets      EPS     Extra    Extra   Merger
         Core EPS    Book V     Book V    Assets      Yield        ($000)       (%)        (%)      ($)       (%)      (%)   Target?
Ticker        (x)       (%)        (%)       (%)        (%)          MRQ        MRQ        MRQ      LTM       LTM      LTM    (Y/N)
AADV         16.7    138.0      149.0      12.1        1.05    1,031,221        8.7        8.2     2.28       0.32    3.42      N
ABBK         13.8    117.8      131.9       8.1        1.92      486,958        6.9        6.2     1.51       0.74   11.00      N
ABCL         18.7    142.2      146.2      12.1          -       667,964        8.5        8.3     1.60       0.47    5.72      N
ABCW         14.4    182.4      187.0      11.3        1.10    1,869,211        6.2        6.0     3.17       0.72   11.06      N
AFCB         14.2    134.7      135.5      13.5        2.22    1,032,213        9.8        9.8     1.90       0.88    8.70      N
AFFFZ         6.0    116.2      118.1       8.9        4.92    2,209,051        8.0        7.9     5.47       1.37   19.46      N
AHM          18.1    210.8      250.5       8.2        2.19   49,902,044        4.9        4.3     2.23       0.29    4.53      N
ALBK         15.2    141.1      163.4      12.8        1.72    3,506,136        9.1        8.0     2.30       0.77    8.20      N
ANBK         18.0    107.9      107.9      10.2        0.87      492,506        9.0        9.0     0.77       0.22    2.16      N
ANDB         11.0    146.0      146.0      11.6        2.20    1,204,813        8.0        8.0     2.48       1.09   14.08      N
ASBI         15.0    118.0      118.1      13.1        3.81      396,755       11.1       11.1     1.05       0.62    5.40      N
ASBP         19.9    108.4      108.4      18.1        3.40      111,824       15.7       15.7     0.59       0.60    2.72      N
ASFC         16.8    145.0      174.7      11.7        1.11    7,272,763        8.1        6.8     2.36       0.53    6.38      N
BANC         17.7    179.5      193.3      11.6        0.85    2,170,480        6.4        6.0     0.77       0.85   10.90      N
BDJI         18.8    105.3      105.3      12.0          -       109,729       11.4       11.4     1.00       0.32    2.45      N
BFD          24.3    113.6       NA        12.8        1.19      820,567       10.5         NA     0.69       0.40    3.32      N
BFSB         12.7    113.4      113.4      17.1        2.48      129,601       14.3       14.3     1.53       1.06    7.02      N
BKC          13.9    155.6      162.9      13.1        4.50      558,437        8.5        8.1     2.30       1.26   14.40      N
BKCT         14.2    142.8      142.8      14.6        3.45      419,398       10.2       10.2     1.67       1.26   11.73      N
BKUNA        24.2    143.3      178.9       6.5          -     1,329,044        7.4        6.6     0.45       0.40    2.35      N
BSBC         14.8    159.4      159.4      14.3        2.00      183,511        9.0        9.0     0.27       1.05   11.77      N
BVFS         17.9    175.2      184.6      10.6        1.22    3,300,262        6.1        5.8     2.93       0.34    5.39      N
BWFC         23.0     92.2       92.2      14.6        2.44      143,186       15.9       15.9     0.50       0.77    4.12      N
CAFI         12.1    119.1      129.7      11.4        2.74      469,449        9.6        8.9     1.45       0.79    9.19      N
CAPS         12.9    128.1      128.1      10.8        1.78      235,687        8.5        8.5     1.05       0.63    6.65      N
CARV         24.7     67.1       70.2       6.3          -       372,147        9.4        9.0     0.41      (0.03)  (0.28)     N
CASB         21.9    169.3      169.3      10.3          -       348,050        6.1        6.1     0.80       0.51    8.16      N
CASH         12.1    111.1      125.5      13.1        2.15      369,885       11.8       10.6     1.38       0.75    6.38      N
CBCI         14.0    103.2      103.2      16.5          -       510,217       16.0       16.0     2.54       1.08    6.56      N
CBNH         15.3    149.3      149.3      11.1        2.57      550,596        7.4        7.4     1.63       0.94   12.84      N
CBSA         12.6    147.1      176.3       4.8        1.46    2,875,907        3.3        2.8     2.19       0.25    7.48      N
CBSB         16.6    119.5      129.0      18.2        1.48      380,051       15.2       14.3     0.98       0.98    5.72      N
CEBK         16.7    107.7      121.4      11.1        1.75      324,297       10.3        9.2     1.09       0.59    5.92      N
CENF         10.0    146.4      146.6       7.6        1.11    2,184,858        5.2        5.2     3.23       0.55   10.88      N
CFB          13.5    200.1      227.6      11.5        0.76    6,868,213        5.8        5.1     2.73       0.66   11.05      N
CFCP         20.1    280.4      280.4      17.9        1.87      453,955        6.4        6.4     1.17       0.88   14.38      N
CFFC         13.9    130.3      130.3      17.9        2.38      166,664       13.8       13.8     1.69       1.04    7.50      N
CFSB         14.2    160.1      160.1      12.1        2.26      829,800        7.5        7.5     1.50       0.69    8.54      N
CFX          15.6    167.2      179.7      14.4        5.14    1,547,092        8.6        8.1     1.10       0.86    9.58      N
CIBI         12.4    100.1      100.1      11.4        2.32       95,787       11.4       11.4     1.39       0.64    4.99      N
CKFB         23.0    110.9      110.9      29.2        2.33       60,038       25.2       25.2     0.82       1.30    4.87      N
CMRN         16.9     98.4       98.4      24.3        1.71      191,879       24.7       24.7     0.97       1.15    4.39      N
CMSV         16.0    125.8      125.8      14.6        4.10      655,209       11.6       11.6     1.22       0.64    5.37      N
CNIT         18.6    152.3      167.2      10.7        2.22      685,962        7.0        6.5     2.42       0.40    5.61      N
COFI         13.4    228.1      246.1      15.2        2.02   13,904,563        6.7        6.2     3.41       0.94   13.89      N
CSA          22.0    197.6      200.6       9.6          -     8,704,952        4.9        4.8     2.05       0.13    2.56      N
CTBK         13.4    116.8      119.5       7.8        2.00      242,182        6.7        6.6     1.49       0.65    9.54      N
CTZN         15.3    163.7      184.7      10.4        0.91    2,918,160        6.3        5.7     2.30       0.51    7.68      N
CVAL         14.2    136.8      136.8      12.1        2.05      290,173        8.9        8.9     1.51       0.61    6.72      N
CZF          15.9    111.0      111.0      17.8        2.86       75,635       16.0       16.0     0.88       0.78    4.30      N
DFIN         22.7    101.5      101.5      23.2        1.66      235,264       22.9       22.9     0.64       0.72    3.09      N
DIBK          8.2    165.9      172.5      13.8        1.78      751,303        8.3        8.0     2.46       1.82   22.19      N
DME          13.7    176.7      178.4       9.6          -    18,870,108        5.4        5.4     1.26       0.52   10.36      N
DNFC         12.8    177.7      179.8      10.3          -     1,473,054        5.9        5.8     1.42       0.67   11.58      N
DSL          17.7    147.1      149.4      11.1        1.41    5,198,157        7.5        7.4     1.28       0.42    5.34      N
EBSI         15.0    135.4      135.4      11.8        3.48      666,166        8.7        8.7     1.15       0.59    6.63      N

Sources SNL & F&C calculations                14

FERGUSON & COMPANY          Exhibit V - Selected Publicly Held Thrifts
------------------

                                                                                Tangible              ROAA    ROACE
         Price/   Current   Current            Current        Total   Equity/   Equity/      Core   Before   Before
            LTM    Price/  Price/ T   Price/  Dividend       Assets    Assets  T Assets       EPS    Extra    Extra     Merger
       Core EPS    Book V    Book V   Assets     Yield        ($000)      (%)       (%)       ($)      (%)      (%)    Target?
Ticker      (x)       (%)       (%)      (%)       (%)          MRQ       MRQ       MRQ       LTM      LTM      LTM     (Y/N)
EFBI       19.0     107.1     107.2     13.6       --        246,397     12.7      12.7      0.87     0.68     4.71        N
EGFC       15.9     126.3     168.5      9.1      3.15     1,458,050      7.2       5.5      1.84     0.97    13.49        N
EIRE       17.1     155.4     155.4     10.6      1.43       409,639      6.8       6.8      1.15     0.63     9.38        N
EMLD       13.9     143.7     146.4     10.9      1.96       567,490      7.6       7.5      1.76     0.68     8.38        N
EQSB       11.4     144.5     144.5      7.2       --        286,637      5.0       5.0      3.03     0.41     8.08        N
ESBK       22.9      97.8     102.2      6.2      3.28       222,839      6.3       6.1      0.85     0.28     4.43        N
FBBC       14.0     147.0     147.0     19.4      2.44       656,183     13.2      13.2      1.17     1.30     6.75        N
FBCI       17.4     110.4     110.7     11.2      1.64       484,106     10.2      10.1      1.12     0.50     4.37        N
FBHC       16.2     107.7     116.3      6.9      1.19       278,532      6.4       6.0      1.45     0.23     3.47        N
FBSI       15.3     103.2     103.4     15.2      1.00       157,014     14.8      14.7      1.31     0.83     5.19        N
FCME        3.1     161.4     161.4      9.7       --        136,429      6.0       6.0      3.20     1.49    45.72        N
FDEF       23.3     107.6     107.6     23.1      2.42       543,411     21.5      21.5      0.57     0.78     3.26        N
FED        15.2     139.3     141.3      6.5       --      4,143,852      4.7       4.6      1.69     0.20     4.22        N
FESX       12.5     142.9     166.5     11.1      3.00     1,067,175      7.8       6.8      1.28     1.08    14.37        N
FFBI       21.0      89.9      89.9      7.0       --         94,533      7.8       7.8      0.74    (0.17)   (2.04)       N
FFBS       18.8     131.9     131.9     27.1      2.27       127,125     19.4      19.4      1.17     1.13     5.72        N
FFBZ       15.9     209.1     209.3     14.6      1.37       189,065      7.6       7.6      1.10     0.77    10.08        N
FFCH       14.7     184.9     184.9     11.3      2.55     1,582,274      6.1       6.1      1.92     0.52     8.24        N
FFES       12.3     124.4     124.4      7.8      2.11       958,550      6.3       6.3      2.32     0.43     6.91        N
FFFC       17.6     135.0     138.0     20.2      1.74       533,826     14.0      13.7      1.31     1.05     6.68        N
FFHC       14.7     239.9     247.7     17.3      2.24     5,700,431      7.2       7.0      1.82     0.91    12.48        N
FFHH       21.6     109.1     109.1     15.4      2.90       362,373     12.4      12.4      0.80     0.58     4.02        N
FFHS       17.3     105.5     106.3      9.4      1.78       222,302      8.9       8.8      1.04     0.13     1.35        N
FFIC       24.5     118.4     118.4     20.4      0.84       775,343     17.2      17.2      0.78     0.91     4.89        N
FFKY       17.3     174.7     186.4     23.8      2.49       367,067     13.6      12.9      1.21     1.23     8.76        N
FFLC       20.5     118.2     118.2     18.3      1.85       346,442     15.5      15.5      1.27     0.65     3.94        N
FFSL       14.9     103.7     103.7     11.4      2.13       108,914     11.0      11.0      0.79     0.58     4.84        N
FFSW       22.7     240.7     289.6     12.6      1.28     1,080,383      7.9       7.0      1.65     0.95    14.27        N
FFSX       17.7     154.8     156.3     12.7      2.34       457,311      8.2       8.1      1.74     0.41     4.90        N
FFWC       11.4     113.2     113.2     11.5      2.31       158,200     10.2      10.2      2.28     0.87     8.36        N
FFWD       14.4     122.4     122.4     15.7      2.39       159,693     12.8      12.8      1.16     0.92     6.68        N
FFYF       17.0     130.8     130.8     18.7      2.77       582,331     14.3      14.3      1.49     0.84     4.74        N
FGHC       18.6     193.5     216.0     15.5      0.70       150,551      8.0       7.2      0.41     0.56     6.79        N
FIBC       14.2     121.3     121.9     12.1      2.24       259,104      9.9       9.9      1.26     0.50     4.78        N
FISB       14.7     157.2     159.3     14.6      2.29     1,496,421      9.3       9.2      1.79     0.90    10.23        N
FKFS       12.0     121.3     121.3      9.1      0.91       310,695      7.5       7.5      1.82     0.48     5.93        N
FLFC       16.8     196.2     223.2     13.2      1.78     1,212,681      7.4       6.6      1.34     0.80    11.32        N
FMCO       10.5     139.7     143.1      8.7      1.01       541,710      6.2       6.1      1.89     0.58     9.05        N
FMSB       13.8     181.3        NA     11.9      0.99       416,832      6.6        NA      1.47     1.01    15.33        N
FNGB       17.0     115.6     115.6     13.2      3.46       615,503     11.4      11.4      1.09     0.56     4.61        N
FOBC       14.6     112.6     118.4     13.7      3.05       341,897     11.7      11.2      1.30     0.69     5.70        N
FRC        18.9     145.8     146.0      8.5       --      2,156,599      5.9       5.9      1.27     0.61    10.86        N
FSBI       13.4     142.5     142.5     10.3      1.51       320,336      7.2       7.2      1.78     0.50     6.98        N
FSFC       15.0     138.2     138.2     14.3      1.88       326,013     10.4      10.4      0.71    (0.01)   (0.08)       N
FSLA       18.5     166.4     188.6     15.7      1.86       987,115      9.4       8.4      1.16     0.49     5.15        N
FSPG       10.3     148.3     151.2      9.7      2.24       498,399      6.6       6.4      1.73     0.90    13.77        N
FSTC        9.9     164.7     209.4     15.4      1.76       257,288      9.4       7.5      2.52     2.04    19.36        N
FTF        10.6     116.9     116.9     18.8      2.69       163,571     16.1      16.1      1.58     1.39     7.41        N
FTFC       17.1     187.1     198.4     11.9      2.27     1,469,422      6.3       6.0      1.65     0.71    10.18        N
FTSB       24.5     117.9     117.9     20.3      2.13        91,109     17.2      17.2      0.48     0.51     2.32        N
FWWB       20.4     130.7     142.3     21.4      1.01       977,075     15.1      14.1      0.97     1.05     5.71        N
GBCI       13.2     208.0     208.2     19.7      2.67       412,042      9.5       9.4      1.82     1.36    14.25        N
GDW         9.2     168.9     168.9     10.5      0.64    37,730,598      6.2       6.2      7.57     1.03    16.75        N
GFCO       14.7     101.8     103.6      9.8      2.96       278,721      9.6       9.5      1.57     0.31     3.28        N
GFSB       11.3     106.9     106.9     12.3      1.86        87,625     11.5      11.5      1.91     0.96     8.10        N
GLN        24.5     171.2     183.5      8.5       --     15,128,192      6.4       6.0      1.05     0.29     3.66        N

Source: SNL & F&C calculations         15

FERGUSON & COMPANY         Exhibit V - Selected Pubicly Held Thrifts
------------------

                                                                                         Tangible            ROAA   ROACE
          Price/    Current     Current                Current       Total    Equity/     Equity/   Core   Before  Before
             LTM     Price/    Price/ T     Price/    Dividend      Assets     Assets    T Assets    EPS    Extra   Extra    Merger
        Core EPS     Book V      Book V     Assets       Yield       ($000)       (%)         (%)    ($)      (%)     (%)    Target?
Ticker       (x)        (%)         (%)        (%)         (%)         MRQ        MRQ         MRQ    LTM      LTM     LTM     (Y/N)
GPT        20.2       163.2       284.9       20.2        1.76  13,325,585       11.0         6.6   2.81     0.95    8.97       N
GRTR       24.6       143.7       143.7        8.7        1.23   2,541,888        8.3         8.3   0.66     0.72    7.55       N
GSBC       14.5       234.4       234.4       21.1        2.32     669,483        9.0         9.0   1.19     1.42   14.24       N
GSLC       18.2       133.9       133.9        7.7        1.04     116,177        5.7         5.7   0.53     0.46    7.77       N
GTFN       23.3       156.0       162.6       15.1        1.55   2,897,162        9.7         9.3   1.33     0.73    7.00       N
GUPB       20.1       100.7       100.7       17.9        2.46      81,775       17.8        17.8   0.81     0.76    3.68       N
GWBC       21.0        90.0        90.0       23.1        2.81      66,439       25.6        25.6   0.68     0.76    2.99       N
HALL       12.8        96.4        96.4        6.8          --     396,808        7.1         7.1   1.47     0.43    5.81       N
HARB       15.3       208.5       217.1       17.2        3.78   1,060,339        8.3         8.0   2.42     0.91   10.74       N
HARL       12.4       165.7       165.7       10.4        1.93     324,230        6.3         6.3   1.67     0.62    9.33       N
HAVN       11.7       153.4       154.1        9.6        1.70   1,583,545        6.3         6.3   3.02     0.62    9.83       N
HBFW       20.1       119.5       119.5       16.7        0.98     325,168       14.0        14.0   1.02     0.52    3.36       N
HBNK       23.3       158.1       158.1       11.3          --     489,701        7.1         7.1   1.03     0.15    1.92       N
HBS        15.3       102.4       106.6       15.7        3.27     130,859       15.3        14.8   1.12     0.70    4.57       N
HFFB       22.7       105.3       105.3       30.6        2.48     107,051       26.8        26.8   0.71     0.99    3.52       N
HFFC       13.8       115.0       115.3       10.3        1.85     552,735        9.3         9.2   1.41     0.61    6.67       N
HFGI       14.6       143.6       143.6        6.5          --     527,369        4.5         4.5   0.72     0.32    7.42       N
HFSA       20.1       101.7       101.7       15.0        2.62      97,015       14.8        14.8   0.76     0.49    2.82       N
HIFS       12.1       128.3       128.3       12.2        1.90     201,586        9.5         9.5   1.57     1.10   11.06       N
HMCI       22.8       110.9       110.9        6.9          --     335,824        6.2         6.2   0.90     0.11    1.72       N
HMNF       19.3       118.8       118.8       17.6          --     554,732       14.8        14.8   1.14     0.78    4.82       N
HOMF       13.0       169.4       175.4       14.0        1.47     650,433        8.3         8.0   2.09     1.01   12.18       N
HPBC       10.8       162.7       162.7       17.2        4.51     189,931       10.6        10.6   1.65     1.72   15.84       N
HRBF       23.4       106.1       106.1       13.7        2.34     218,777       12.9        12.9   0.73     0.33    2.35       N
HRZB       13.0       123.3       123.3       19.1        2.67     504,553       15.5        15.5   1.15     1.56    9.70       N
HTHR       18.6        86.7        86.7        3.3          --     827,784        5.3         5.3   0.57     0.89   16.58       N
HVFD       14.9       153.0       153.1       12.5        2.46     346,856        8.2         8.2   1.53     0.44    5.21       N
IFSB       22.1        66.2        76.5        4.5        2.55     247,888        6.7         5.9   0.39     0.13    1.98       N
INBI       15.9       114.1       114.1       21.7        3.11     326,613       19.0        19.0   0.81     0.75    3.62       N
IPSW       14.9       190.0       190.0       11.8        1.27     158,942        6.2         6.2   1.06     1.22   20.14       N
ISBF       24.0       148.1       175.5       19.4        1.33     929,264       12.3        10.6   1.07     0.74    4.49       N
ITLA       12.0       143.4       143.4       15.8          --     810,443       11.0        11.0   1.36     1.44   12.86       N
IWBK       15.1       230.9       236.6       15.7        1.67   1,703,244        6.8         6.7   2.22     0.81   11.92       N
JSBA       17.0       135.5       164.4       10.8        1.37   1,128,339        7.2         6.0   1.72     0.23    3.21       N
JSBF       17.0       119.6       119.6       26.5        3.42   1,516,016       22.1        22.1   2.41     1.74    7.91       N
KFBI       22.9       118.9       118.9       26.9        1.55     673,094       22.7        22.7   0.79     0.91    3.55       N
KNK        17.0       104.2       111.5       10.8        1.79     350,643       10.4         9.8   1.58     0.50    4.95       N
KSAV       13.5       103.9       104.0       14.1        2.79     100,840       13.6        13.6   1.59     0.88    5.94       N
KSBK        8.3       123.4       132.5        8.6        0.71     134,079        7.0         6.5   3.36     0.93   13.70       N
KYF        16.3       108.3       108.3       18.6        4.26      87,874       17.2        17.2   0.72     0.87    3.88       N
LARK       18.0       110.8       110.8       16.3        2.03     221,978       14.7        14.7   1.10     0.80    4.91       N
LARL       11.9       146.8       146.8       15.7        2.10     202,474       10.7        10.7   1.77     1.11   10.45       N
LFED       21.3       142.6       142.6       23.0        3.66     278,311       16.2        16.2   0.87     0.77    4.75       N
LIFB       16.8       129.7       133.9       13.8        2.21   1,419,762       10.6        10.3   1.18     0.68    5.52       N
LISB       21.9       162.9       164.5       14.9        1.71   5,759,340        9.1         9.1   1.60     0.63    6.22       N
LOGN       17.0       120.6       120.6       24.0        2.70      77,668       19.9        19.9   0.87     1.20    5.09       N
LSBI       24.7       101.7       101.7       10.3          --     177,840        9.4         9.4   0.81     0.50    4.77       N
LSBX        8.2       142.8       142.8       12.3          --     337,856        8.6         8.6   1.19     1.61   20.74       N
LVSB       20.7       169.5       211.5       17.2        0.75     471,799       10.1         8.3   1.62     1.43   13.98       N
MAFB       13.0       165.3       191.6       12.8        0.91   3,230,341        7.8         6.8   3.03     0.68    9.57       N
MARN       16.4        98.0        98.0       22.3        3.77     175,806       22.7        22.7   1.30     1.15    4.90       N
MASB       13.0       121.6       121.6       12.6        2.59     888,237       10.4        10.4   3.22     1.08   10.65       N
MBB        17.8        93.8       238.6        6.1        3.27     848,255        8.0         4.2   1.03     0.17    0.83       N
MBB        17.8        93.8       238.6        6.1        3.27     848,255        8.0         4.2   1.03     0.17    0.83       N
MBLF       16.7        97.7        97.7       13.3        1.93     208,898       13.6        13.6   1.24     0.66    4.86       N
MCBN       12.7        87.9        87.9        7.6        2.74      57,838        8.6         8.6   1.50     0.40    4.50       N

Source: SNL & F&C calculations        16

FERGUSON & COMPANY              Exhibit V - Selected Publicly Held Thrifts
------------------

                                                                                   Tangible            ROAA     ROACE
           Price/    Current   Current             Current       Total   Equity/    Equity/    Core   Before    Before
              LTM     Price/   Price/T   Price/   Dividend      Assets    Assets   T Assets     EPS    Extra     Extra   Merger
         Core EPS     Book V    Book V   Assets      Yield      ($000)       (%)        (%)     ($)      (%)       (%)   Target?
Ticker        (x)        (%)       (%)      (%)        (%)         MRQ       MRQ        MRQ     LTM      LTM       LTM    (Y/N)

MCBS         13.0      134.9     134.9     14.8       1.53     355,525      10.6       10.6    2.01     1.05      8.88      N
MDBK         12.9      136.0     147.5     12.1       2.60   1,039,098       8.9        8.3    2.15     1.05     11.72      N
MERI         14.0      156.8     156.8     12.1       1.97     226,591       7.7        7.7    2.54     0.55      7.36      N
MFBC         21.2       97.1      97.1     15.0       1.70     223,945      15.4       15.4    0.89     0.52      2.93      N
MFFC         23.3      111.9     111.9     17.3       4.36     175,707      15.4       15.4    0.59     0.61      3.24      N
MFLR         17.8      151.3     154.2     14.6       3.04     120,448       9.6        9.5    1.11     0.94      9.67      N
MFSL         13.3      125.1     126.9     10.2       2.17   1,129,756       8.2        8.1    2.78     0.53      6.48      N
MGNL         12.3      200.4     208.8     19.5       3.16   1,341,985       9.7        9.4    1.55     1.37     13.90      N
MIVI         18.2       99.2      99.2     18.4       1.06      70,329      18.5       18.5    0.83     0.68      3.63      N
MLBC         17.2      132.9     136.3     10.8       2.19   1,875,091       7.5        7.4    1.01     0.71      9.21      N
MSBF         13.4      107.1     107.1     20.5       2.38      66,541      19.1       19.1    1.57     1.29      6.07      N
MWBI         11.1      107.4     107.4      7.6       2.03     136,425       7.0        7.0    2.67     0.46      6.61      N
MWBX         10.7      182.8     182.8     13.7       2.33     522,570       7.5        7.5    0.48     1.33     17.97      N
MWFD         16.7      175.4     183.5     14.7       1.68     194,707       8.4        8.1    1.07     1.04     11.26      N
NASB         10.3      162.3     168.1     11.6       2.11     738,692       7.2        6.9    3.68     1.15     16.09      N
NEBC         24.3      100.2     117.1      7.0       2.35     238,459       7.9        6.9    0.56     0.46      5.49      N
NEIB         16.7      105.0     105.0     18.3       2.13     160,032      17.4       17.4    0.90     1.02      4.97      N
NHTB         19.4      106.6     106.6      7.7       4.17     264,385       7.3        7.3    0.62     0.24      3.15      N
NMSB         16.8      114.2     114.2     12.0       2.60     311,863      10.5       10.5    0.55     0.82      7.49      N
NSSB         19.1      148.2     158.4     16.6       2.29     683,299      11.2       10.6    1.10     0.95      8.91      N
NSSY         20.0      137.7     143.5      9.5       0.79     637,156       7.2        6.9    1.27     0.81     10.27      N
NTMG         22.4      104.2     104.2      5.6        -        93,924       5.8        5.8    0.33     0.32      4.83      N
NWEQ         15.1      101.3     101.3     13.5       3.14      96,518      12.3       12.3    0.93     0.76      5.88      N
NWSB         18.2      189.7     199.0     19.0       2.07   1,911,978      10.0        9.6    0.85     0.72      6.95      N
NYB          14.5      324.2     324.2     16.5       1.93   3,122,017       5.1        5.1    2.14     1.22     21.81      N
OCWN         21.7      436.9     436.9     35.8        -     2,483,685       8.2        8.2    1.53     2.49     31.08      N
OFCP         21.2      140.0     177.2     12.8       1.77     827,275       9.1        7.3    0.96     0.40      3.11      N
OHSL         15.9      106.9     106.9     12.4       4.00     217,627      11.6       11.6    1.38     0.57      4.60      N
PBCI         15.4      122.4     123.4     18.1       4.82     362,910      14.7       14.6    1.35     0.81      5.25      N
PBCT         23.0      231.3     231.6     18.7       2.50   7,645,200       8.1        8.1    1.53     1.13     13.87      N
PBKB         17.3      140.5     146.9      8.8       2.94     496,133       6.3        6.0    0.71     0.74     13.03      N
PBNB         15.9      127.9     136.8     12.3       2.97     482,394       9.6        9.0    1.95     0.93      8.92      N
PCBC         15.7      103.7     103.7     19.6       2.11      80,408      18.9       18.9    1.21     0.71      3.69      N
PCCI         16.4      164.7     164.7     13.3        -       304,085       8.1        8.1    0.84     1.06     13.14      N
PDB          23.9      150.6     150.6     23.6       3.72     125,086      15.7       15.7    0.45    (0.21)    (0.77)     N
PEEK         19.8      102.7     102.7     26.8       2.42     187,534      26.1       26.1    0.75     1.13      3.78      N
PERM         23.2      115.6     116.8     11.2       1.35     412,967       9.7        9.6    0.96     0.24      2.37      N
PERT         19.1      132.1     132.1     17.5       4.62     223,000      13.3       13.3    1.36     0.76      6.85      N
PETE         11.4      127.9     128.2      8.4        -       427,407       6.6        6.6    1.52     0.85     13.39      N
PFDC         12.4      120.8     120.8     18.5       2.67     280,339      15.3       15.3    1.82     1.12      7.26      N
PFNC         21.8      167.7     193.5      8.7       0.90     383,981       5.2        4.5    0.41     0.35      6.58      N
PFSB         13.4      122.0     150.1     10.0       1.11   1,213,679       7.6        6.2    1.89     0.55      6.39      N
PFSL         14.2      139.7     139.7      8.7       4.50     373,084       6.3        6.3    1.41     0.55      9.15      N
PHBK         14.0      203.5     243.4     16.5       2.29   5,398,398       8.1        6.9    2.25     1.21     14.41      N
PKPS         22.3      109.8     109.8      9.2       1.60     858,690       8.4        8.4    0.28     0.17      2.02      N
PLE          12.6      125.2     129.4      9.8       3.72     195,502       7.8        7.6    1.71     0.51      6.55      N
PSAB         16.5      159.4        NA     12.1       3.20     926,071       7.6         NA    1.29     0.46      5.75      N
PSBK         10.2      127.8     145.3     10.6       2.80     875,180       8.3        7.4    2.39     1.09     13.13      N
PTRS         22.7       98.3      98.3      8.1       1.40     125,497       8.2        8.2    0.88     0.03      0.27      N
PULB         24.6      155.8     155.8     20.2       5.88     176,436      13.0       13.0    0.69     0.57      4.46      N
PULS         12.0      139.5     139.5     10.9       3.86     509,690       7.8        7.8    1.51     0.72      7.60      N
PVFC          7.2      163.6     163.6     11.2        -       347,577       6.9        6.9    2.33     0.99     14.87      N
PVSA         12.3      162.3     163.8     12.2       1.83     945,302       7.5        7.5    2.32     0.77     10.67      N
PWBC         13.1      102.2     111.9      7.5       2.67     698,735       7.4        6.8    1.03     0.41      5.47      N
QCBC         19.1      107.7     107.9      9.6        -       764,466       8.9        8.9    1.01     0.27      2.87      N
QCFB         12.6      103.6     103.6     18.3        -       148,321      17.6       17.6    1.51     1.24      6.18      N

Source SNL & F&C calculations          17

FERGUSON & COMPANY              Exhibit V - Selected Publicly Held Thrifts
------------------

                                                                                     Tangible               ROAA      ROACE
             Price/  Current   Current            Current       Total    Equity/      Equity/      Core   Before     Before
                LTM   Price/  Price/ T   Price/  Dividend      Assets     Assets     T Assets       EPS    Extra      Extra  Merger
           Core EPS   Book V    Book V   Assets     Yield      ($000)        (%)          (%)       ($)      (%)        (%)  Target?
Ticker          (x)      (%)       (%)      (%)       (%)         MRQ        MRQ          MRQ       LTM      LTM        LTM   (Y/N)

QCSB          20.9     208.4     208.4     32.4      1.73   1,358,656       15.6         15.6      2.77     1.63      10.10     N
RARB          12.0     132.6     135.2     10.0      2.83     375,393        7.5          7.4      2.07     0.85      11.71     N
RCSB          14.8     159.8     164.1     12.9      1.78   4,014,317        8.1          7.9      2.28     1.00      12.39     N
RELY          15.4     139.1     199.5     11.5      2.29   1,878,184        8.3          5.9      1.59     0.52       6.00     N
ROSE          12.3     140.9     140.9      9.5      2.50   3,259,627        6.3          6.3      2.87     1.00      16.03     N
RVSB          16.0     159.8     177.3     17.4      1.24     224,473       10.9          9.9      1.11     0.97       8.87     N
SECP          18.1     145.7     145.7     21.3      1.42   3,657,959       15.5         15.5      4.69     0.99       6.02     N
SFED          17.3     104.2     104.2     13.3      1.39     166,030       12.8         12.8      1.00     0.45       3.22     N
SFFC          14.7      99.2      99.2     17.6      2.15      82,809       17.8         17.8      1.27     1.01       5.29     N
SFSB          15.7     107.6     108.1      7.0      1.42     404,092        6.5          6.5      1.43     0.28       4.04     N
SFSL          12.9     159.6     162.6     14.7      2.38     624,296        9.2          9.1      1.43     0.94       9.99     N
SHEN          14.1     117.2     117.2     12.4      1.96     405,785       10.6         10.6      1.74     0.82       6.43     N
SISB           8.4     144.9     144.9     11.3      1.81   1,348,612        7.6          7.6      3.16     1.52      20.91     N
SMBC          15.8     102.3     102.3     16.5      3.10     159,653       16.2         16.2      1.02     0.74       4.56     N
SMFC          17.2     138.0     138.0     13.9       -       298,037       10.1         10.1      1.66     0.79       7.14     N
SOPN          18.4     110.9     110.9     27.8      4.00     265,888       25.0         25.0      1.09     1.34       5.18     N
SOSA          15.4     146.7     146.7      8.5       -       517,342        5.8          5.8      0.17     0.55       9.88     N
SPBC          17.5     165.1     165.5     14.7      1.71   4,357,170        8.9          8.9      1.61     0.62       6.85     N
STFR          17.3     129.6     136.4     11.7      1.56   1,409,316        8.9          8.5      1.78     0.72       7.31     N
STND          20.7     127.4     127.6     14.2      1.89   2,405,221       11.2         11.1      1.02     0.53       4.45     N
STSA          23.1     147.9     175.1      6.1       -     1,536,344        5.8          5.2      0.73     0.16       0.91     N
SVRN          13.9     198.6     281.2      8.3      0.61   9,433,154        5.0          3.9      0.95     0.58      12.66     N
SWBI          14.5     124.1     124.1     12.9      4.05     382,375       10.4         10.4      1.29     0.72       6.30     N
SWCB          14.5     152.6     160.7     12.7      3.87     464,555        8.3          7.9      2.14     0.94      11.47     N
TBK           11.7     115.6     119.7      7.8      1.30     232,282        6.7          6.5      1.31     0.65       9.84     N
TCB           16.0     282.3     293.4     21.9      1.68   7,090,862        7.8          7.5      2.79     1.24      16.13     N
THR           17.3      98.9      99.3     14.2      2.42      89,271       14.3         14.3      0.86     0.53       3.59     N
THRD          17.0     103.1     118.1     12.5      2.12     647,853       11.2          9.9      1.11     0.61       4.74     N
TPNZ          19.1     105.0     105.0     19.1      1.38     116,726       18.2         18.2      0.76     0.71       3.82     N
TRIC          15.4      85.7      85.7     13.1      3.24      85,888       15.3         15.3      1.20     0.71       4.87     N
TSBS          24.7     161.7     177.0     27.8      1.89     601,017       17.2         15.9      0.75     1.56       8.34     N
TSH           15.0     105.7     105.7     14.0      3.15     388,910       13.3         13.3      1.06     0.69       4.42     N
TWIN          17.8     121.2     121.2     15.4      3.37     105,263       12.7         12.7      1.07     0.62       4.69     N
UBMT          15.4      99.3      99.3     22.4      4.76     107,945       22.5         22.5      1.28     1.20       5.24     N
UFRM          21.0     133.9     133.9     10.0      2.32     263,582        7.5          7.5      0.41     0.27       3.38     N
VFFC          15.9     133.1     138.2     10.5      0.68     808,545        7.9          7.6      0.92     1.42      17.69     N
WAMU          21.6     261.0     277.2     13.4      1.99  44,551,925        5.4          5.1      2.33     0.27       4.16     N
WBST          13.5     156.8     202.5      7.9      1.85   3,917,600        5.3          4.2      2.89     0.67      12.23     N
WCBI          14.6     118.1     118.1     18.2      2.73     310,992       15.4         15.4      1.51     1.06       6.83     N
WEFC          15.4     108.7     108.7     15.2       -       201,326       14.0         14.0      0.96     0.61       4.21     N
WFCO          11.6     116.3     119.2      8.5      3.36     292,264        7.3          7.2      1.08     0.67       8.96     N
WFSL          12.3     177.8     198.5     20.1      3.51   5,869,259       11.3         10.3      2.02     1.64      13.93     N
WRNB          10.0     167.4     167.4     16.1      2.79     358,954        9.6          9.6      1.58     1.87      20.56     N
WSB           10.9     105.4     105.4      8.7      1.91     255,049        8.2          8.2      0.48     0.48       5.82     N
WSFS          10.0     200.2     202.2     11.2       -     1,357,635        5.6          5.5      1.17     1.28      21.19     N
WSTR          18.7     114.8     114.8     16.2      1.93     563,617       14.1         14.1      1.11     0.61       4.47     N
WVFC          13.0     124.9     124.9     15.9      3.17     275,920       12.7         12.7      1.95     1.06       7.78     N
YFED          16.0     130.2     130.2     10.6      3.31   1,160,035        8.2          8.2      1.13     0.55       6.57     N

Maximum       24.7     436.9     436.9     35.8      5.88  49,902,044       26.8         26.8      7.57     2.49      45.72
Minimum        3.1      66.2      70.2      3.3       -        57,838        3.3          2.8      0.17    (0.21)     (2.04)
Average       16.3     139.5     146.6     13.8      1.97   1,650,581       10.5         10.2      1.48     0.77       7.93
Median        15.9     132.3     136.4     12.8      1.98     423,403        9.0          8.6      1.29     0.72       6.64


Source: SNL & F&C calculations        18

FERFUSON & COMPANY      Exhibit V - Selected Publicly Held Thrifts
------------------

                                                     ROAA      ROACE
                         NPAs/   Price/     Core   Before     Before
           Current      Assets    Core       EPS    Extra      Extra
           Pricing         (%)     EPS       ($)      (%)        (%)
Ticker        Date         MRQ     (x)       MRQ      MRQ        MRQ
AADV      03/14/97        0.55    15.3      0.62     0.96      10.95
ABBK      03/14/97        0.31    12.7      0.41     0.76      11.32
ABCL      03/14/97        0.26    20.8      0.36     0.66       7.72
ABCW      03/14/97        0.80    12.5      0.91     0.99      16.05
AFCB      03/14/97        0.49    12.7      0.53     1.06      10.84
AFFFZ     03/14/97        0.44     2.3      3.51     4.72      63.21
AHM       03/14/97        2.07    15.3      0.66     0.73      16.58
ALBK      03/14/97        0.66    13.6      0.64     1.03      11.30
ANBK      03/14/97          NA    15.8      0.22     0.64       6.81
ANDB      03/14/97        1.21    11.6      0.59     1.07      13.44
ASBI      03/14/97        0.41    16.4      0.24     0.90       8.20
ASBP      03/14/97        1.60    19.6      0.15     1.11       5.83
ASFC      03/14/97        0.53    15.8      0.63     0.75       9.37
BANC      03/14/97        0.72    15.5      0.22     0.21       3.06
BDJI      03/14/97        0.22    16.2      0.29     0.71       6.25
BFD       03/14/97          NA    23.3      0.18     0.60       5.53
BFSB      03/14/97        0.03    14.7      0.33     1.10       7.73
BKC       03/14/97        2.20    16.7      0.48     1.26      14.59
BKCT      03/14/97        1.03    13.5      0.44     1.24      11.84
BKUNA     03/14/97        0.66    20.9      0.13     0.62       7.38
BSBC      03/14/97        1.92    14.3      0.07     1.15      12.63
BVFS      03/14/97        0.73    15.4      0.85     0.58       9.79
BWFC      03/14/97        0.05    24.0      0.12     1.04       6.25
CAFI      03/14/97        0.35    13.7      0.32     1.05      10.82
CAPS      03/14/97        0.12    12.1      0.28     0.92      10.88
CARV      03/14/97        0.41    36.2      0.07     0.16       1.75
CASB      03/14/97        0.57    23.0      0.19     0.53       8.76
CASH      03/14/97        0.75    12.7      0.33     1.01       8.78
CBCI      03/14/97        1.57    13.5      0.66     1.35       8.39
CBNH      03/14/97        0.44    14.1      0.44     0.95      12.77
CBSA      03/14/97        0.56    12.3      0.56     0.45      13.95
CBSB      03/14/97        0.54    14.5      0.28     1.21       8.12
CEBK      03/14/97        1.67    10.4      0.44     0.99       9.82
CENF      03/14/97        1.46    16.9      0.48     0.50       9.77
CFB       03/14/97        1.02    12.9      0.71     0.90      15.97
CFCP      03/14/97        0.19    19.0      0.31     1.12      18.06
CFFC      03/14/97        0.35    12.8      0.46     1.41      10.23
CFSB      03/14/97        0.24    13.0      0.41     1.06      13.94
CFX       03/14/97        0.68    13.8      0.31     1.18      13.67
CIBI      03/14/97        0.69    12.0      0.36     0.91       7.81
CKFB      03/14/97        0.52    21.5      0.22     1.31       5.19
CMRN      03/14/97        0.13    17.1      0.24     1.35       5.46
CMSV      03/14/97        0.63    22.2      0.22     0.71       6.11
CNIT      03/14/97        0.77    14.2      0.79    (0.07)     (0.96)
COFI      03/14/97        0.26    13.4      0.85     1.24      18.54
CSA       03/14/97        1.43    22.6      0.50     0.45       9.20
CTBK      03/14/97        1.61    11.6      0.43     0.72      10.85
CTZN      03/14/97        0.52    13.6      0.65     0.83      12.72
CVAL      03/14/97        0.64    13.8      0.39     0.92      10.36
CZF       03/14/97        0.22    20.6      0.17    (0.45)     (2.73)
DFIN      03/14/97        0.15    33.0      0.11     0.67       2.94
DIBK      03/14/97        0.50     8.3      0.61     1.90      22.36
DME       03/14/97        2.20    13.5      0.32     0.63      12.05
DNFC      03/14/97        0.55    11.9      0.38     0.90      16.05
DSL       03/14/97        1.19    17.1      0.33     0.69       9.03
EBSI      03/14/97        0.88    15.4      0.28     0.75       8.43

Source: SNL & F&C calculations         19

FERGUSON & COMPANY     Exhibit V - Selected Publicly Held Thrifts
------------------



                                                    ROAA      ROACE
                        NPAs/  Price/      Core   Before     Before
          Current      Assets    Core       EPS    Extra      Extra
          Pricing         (%)     EPS       ($)      (%)        (%)
Ticker       Date         MRQ     (x)       MRQ      MRQ        MRQ

EFBI     03/14/97        0.01    15.9      0.26     1.15       8.59
EGFC     03/14/97        1.20    12.0      0.61     0.83      11.37
EIRE     03/14/97        0.26    12.6      0.39     0.83      12.16
EMLD     03/14/97        0.11    12.5      0.49     1.11      14.29
EQSB     03/14/97        0.73    10.7      0.81     0.73      14.81
ESBK     03/14/97        0.84    18.1      0.27     0.36       5.64
FBBC     03/14/97        0.10    15.2      0.27     1.24       7.57
FBCI     03/14/97        0.65    16.3      0.30     0.69       6.77
FBHC     03/14/97        1.18    17.3      0.34     0.60       9.41
FBSI     03/14/97        0.04    13.9      0.36     1.37       9.21
FCME     03/14/97        2.24     9.8      0.25     0.89      18.95
FDEF     03/14/97        0.41    27.6      0.12     0.87       3.93
FED      03/14/97        1.78    10.4      0.62     0.64      14.05
FESX     03/14/97        0.62    11.1      0.36     1.23      16.33
FFBI     03/14/97        0.14    16.9      0.23    (0.59)     (7.34)
FFBS     03/14/97        0.32    17.7      0.31     1.50       7.70
FFBZ     03/14/97        0.66    18.2      0.24     0.90      11.97
FFCH     03/14/97        1.10    13.6      0.52     0.86      14.13
FFES     03/14/97        0.42    14.8      0.48     0.49       7.81
FFFC     03/14/97        0.36    16.4      0.35     1.34       9.33
FFHC     03/14/97        0.28    13.7      0.49     1.37      18.81
FFHH     03/14/97        0.04    18.0      0.24     0.81       6.24
FFHS     03/14/97        0.39    15.5      0.29     0.09       0.98
FFIC     03/14/97         NA     20.8      0.23     0.90       5.16
FFKY     03/14/97        0.10    15.8      0.33     1.53      11.17
FFLC     03/14/97        0.30    20.3      0.32     0.94       5.92
FFSL     03/14/97        0.34    19.6      0.15     0.62       5.61
FFSW     03/14/97        0.39    49.3      0.19     1.16      18.01
FFSX     03/14/97        0.15    18.3      0.42     0.69       8.50
FFWC     03/14/97        0.11    11.0      0.59     1.09      10.79
FFWD     03/14/97        0.02    13.5      0.31     1.24       9.55
FFYF     03/14/97        0.86    17.5      0.36     1.27       7.38
FGHC     03/14/97        1.21    21.2      0.09     0.81      10.10
FIBC     03/14/97        3.62    13.1      0.34     0.90       9.20
FISB     03/14/97        1.78    16.8      0.39     1.17      12.62
FKFS     03/14/97        2.42    10.9      0.50     0.84      10.86
FLFC     03/14/97        0.83    18.2      0.31     1.00      15.15
FMCO     03/14/97        1.20     9.0      0.55     1.06      16.36
FMSB     03/14/97         NA     12.7      0.40     0.99      15.05
FNGB     03/14/97        0.15    16.0      0.29     0.91       8.04
FOBC     03/14/97        0.17    14.0      0.34     0.99       8.51
FRC      03/14/97        1.32    17.7      0.34     0.65      11.43
FSBI     03/14/97        0.42    13.6      0.44     0.80      11.48
FSFC     03/14/97        0.10    14.8      0.18     0.97       9.57
FSLA     03/14/97        0.72    17.3      0.31     0.95      10.22
FSPG     03/14/97        0.83    10.9      0.41     0.93      14.20
FSTC     03/14/97         NA     11.2      0.56     1.80      19.58
FTF      03/14/97        0.08    11.6      0.36     1.50       9.39
FTFC     03/14/97        0.12    12.6      0.56    (0.02)     (0.25)
FTSB     03/14/97        1.68    16.3      0.18     1.16       6.58
FWWB     03/14/97        0.22    17.0      0.29     1.30       8.48
GBCI     03/14/97        0.09    13.3      0.45     0.82       8.66
GDW      03/14/97        1.43    13.3      1.30     0.81      13.13
GFCO     03/14/97        0.21    14.7      0.39     0.72       7.63
GFSB     03/14/97        1.65    11.0      0.49     1.14       9.93
GLN      03/14/97        1.69    21.5      0.30     0.61       9.92


Source: SNL & F&C calculations         20

FERGUSON & COMPANY      Exhibit V - Selected Publicly Held Thrifts
------------------


                                                                         ROAA          ROACE
                             NPAs/        Price/          Core         Before         Before
             Current        Assets          Core           EPS          Extra          Extra
             Pricing           (%)           EPS           ($)            (%)            (%)
Ticker          Date           MRQ           (x)           MRQ            MRQ            MRQ
GPT         03/14/97          2.89          18.2          0.78           1.02           9.46
GRTR        03/14/97          7.84          22.6          0.18           0.80           8.38
GSBC        03/14/97          1.75          13.1          0.33           1.76          19.00
GSLC        03/14/97          1.94          80.2          0.03           0.63          11.16
GTFN        03/14/97          0.41          20.4          0.38           0.96           9.92
GUPB        03/14/97          0.15          23.9          0.17           0.72           3.99
GWBC        03/14/97          0.12          19.8          0.18           1.10           4.34
HALL        03/14/97          0.02          11.7          0.40           0.58           8.28
HARB        03/14/97          0.57          15.2          0.61           1.17          14.41
HARL        03/14/97          0.04          10.8          0.48           1.00          16.02
HAVN        03/14/97          0.94          11.8          0.75           0.89          14.05
HBFW        03/14/97           -            19.7          0.26           0.80           5.66
HBNK        03/14/97          2.51          12.0          0.50           0.96          13.46
HBS         03/14/97          2.33          12.2          0.35          (0.04)         (0.26)
HFFB        03/14/97           -            21.2          0.19           1.34           4.92
HFFC        03/14/97          0.54          12.5          0.39           0.92           9.99
HFGI        03/14/97          0.23          11.4          0.23           0.44          10.32
HFSA        03/14/97          0.18          15.9          0.24           0.93           5.92
HIFS        03/14/97          0.59          10.3          0.46           1.22          12.57
HMCI        03/14/97          3.51          28.5          0.18           0.41           6.76
HMNF        03/14/97          0.06          18.3          0.30           0.93           6.09
HOMF        03/14/97          0.54          12.2          0.56           1.35          16.41
HPBC        03/14/97          0.04          10.1          0.44           1.74          16.28
HRBF        03/14/97          0.36          21.3          0.20           0.61           4.71
HRZB        03/14/97           -            11.7          0.32           1.63          10.36
HTHR        03/14/97         10.58           NM          (0.11)         (1.09)        (32.90)
HVFD        03/14/97          0.78          13.2          0.43           0.96          11.56
IFSB        03/14/97          2.37          13.5          0.16          (0.55)         (8.17)
INBI        03/14/97          0.16          15.3          0.21           1.68           8.86
IPSW        03/14/97          2.02          13.6          0.29           1.24          20.61
ISBF        03/14/97          0.37          22.1          0.29           0.91           6.50
ITLA        03/14/97          1.56          11.7          0.35           1.46          12.84
IWBK        03/14/97          0.68          16.1          0.52           1.15          17.45
JSBA        03/14/97          1.02          14.3          0.51          (1.01)        (13.85)
JSBF        03/14/97           NA           17.7          0.58           1.92           8.79
KFBI        03/14/97          0.03          23.9          0.19           1.11           4.90
KNK         03/14/97          0.60          12.9          0.52           0.91           8.90
KSAV        03/14/97          0.27          14.1          0.38           1.11           7.96
KSBK        03/14/97          1.37           7.1          0.99           0.85          12.28
KYF         03/14/97           -            16.3          0.18           1.05           5.33
LARK        03/14/97          0.23          17.0          0.29           1.19           7.99
LARL        03/14/97          0.60          11.4          0.46           1.54          14.51
LFED        03/14/97           -            22.1          0.21           1.05           6.55
LIFB        03/14/97          0.44          14.6          0.34           0.90           8.56
LISB        03/14/97          1.08          19.9          0.44           0.87           9.10
LOGN        03/14/97          0.52          16.8          0.22           1.40           7.02
LSBI        03/14/97          1.37          13.5          0.37           0.79           8.31
LSBX        03/14/97          0.56           6.0          0.41           2.11          25.30
LVSB        03/14/97          1.14          23.9          0.35           2.09          20.52
MAFB        03/14/97          0.40          11.9          0.83           1.14          14.80
MARN        03/14/97          1.04          16.1          0.33           1.51           6.66
MASB        03/14/97          0.24          12.6          0.83           1.08          10.45
MBB         03/14/97          0.78          17.0          0.27          (0.41)         (8.02)
MBB         03/14/97          0.78          17.0          0.27          (0.41)         (8.02)
MBLF        03/14/97          0.26          14.0          0.37           0.93           7.43
MCBN        03/14/97          0.34           9.7          0.49           0.85           9.79

Source: SNL & F&C calculations          21

FERGUSON & COMPANY    EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------


                                                   ROAA      ROACE
                     NPAs/   Price/      Core    Before     Before
         Current    Assets     Core       EPS     Extra      Extra
         Pricing       (%)      EPS       ($)       (%)        (%)
Ticker      Date       MRQ      (x)       MRQ       MRQ        MRQ
MCBS     03/14/97     0.14     11.7      0.56      1.25      11.77
MDBK     03/14/97     0.36     12.6      0.55      1.05      11.70
MERI     03/14/97     0.29     12.3      0.72      1.01      13.56
MFBC     03/14/97      -       18.2      0.26      0.86       5.30
MFFC     03/14/97     0.17     24.6      0.14      0.88       5.28
MFLR     03/14/97     0.97     19.0      0.26      1.01      10.37
MFSL     03/14/97     0.42      7.6      1.22      0.17       2.16
MGNL     03/14/97     2.47     12.8      0.37      1.72      17.46
MIVI     03/14/97     0.26     18.0      0.21      0.98       5.32
MLBC     03/14/97     0.84     20.7      0.21      0.63       8.43
MSBF     03/14/97     0.47     12.8      0.41      1.54       7.93
MWBI     03/14/97     0.68     10.9      0.68      0.82      11.63
MWBX     03/14/97     1.00      9.9      0.13      1.45      17.82
MWFD     03/14/97     0.24     17.2      0.26      0.21       2.45
NASB     03/14/97       NA     10.2      0.93      1.17      16.29
NEBC     03/14/97     1.34     12.2      0.28      0.90      11.97
NEIB     03/14/97     0.20     13.4      0.28      0.57       3.16
NHTB     03/14/97     0.59       NM      0.01      0.04       0.54
NMSB     03/14/97     1.55     16.5      0.14      0.84       7.84
NSSB     03/14/97     1.09     15.9      0.33      1.13      10.26
NSSY     03/14/97     1.99     11.8      0.54      0.82      11.66
NTMG     03/14/97     1.35     26.3      0.07     (0.67)    (12.87)
NWEQ     03/14/97     1.52     12.5      0.28      1.04       8.47
NWSB     03/14/97     0.91     20.4      0.19      1.02      10.32
NYB      03/14/97     1.29     13.2      0.59      1.39      26.29
OCWN     03/14/97     4.37     10.0      0.83      4.35      52.80
OFCP     03/14/97     0.18     18.2      0.28     (0.56)     (5.68)
OHSL     03/14/97     0.01     18.3      0.30     (0.37)     (3.14)
PBCI     03/14/97     2.23     15.3      0.34      1.20       8.08
PBCT     03/14/97     1.33     21.5      0.41      1.13      13.56
PBKB     03/14/97     0.95     18.0      0.17      0.74      12.44
PBNB     03/14/97     0.55     17.6      0.44      0.76       7.70
PCBC     03/14/97      -       18.3      0.26      1.43       7.65
PCCI     03/14/97     1.83     13.2      0.26      1.11      12.99
PDB      03/14/97     0.62       NM     (0.16)    (4.50)    (22.16)
PEEK     03/14/97     0.60     23.2      0.16      1.21       4.33
PERM     03/14/97     1.08     17.9      0.31      0.69       7.17
PERT     03/14/97     0.26     17.1      0.38      1.08       7.69
PETE     03/14/97     1.04      9.2      0.47      0.96      14.77
PFDC     03/14/97     0.34     13.7      0.41      1.34       8.82
PFNC     03/14/97     0.91     14.0      0.16      0.75      14.51
PFSB     03/14/97     0.78     12.4      0.51      0.82      10.51
PFSL     03/14/97     0.26     14.3      0.35      0.62      10.14
PHBK     03/14/97     0.86     12.5      0.63      1.33      16.97
PKPS     03/14/97     4.14     17.4      0.09      0.57       6.91
PLE      03/14/97     1.56     11.9      0.45      0.92      11.83
PSAB     03/14/97       NA     44.3      0.12     (0.39)     (4.82)
PSBK     03/14/97     0.85     12.1      0.50      0.87      10.57
PTRS     03/14/97     2.20     25.0      0.20     (1.06)    (12.06)
PULB     03/14/97       NA     22.4      0.19      1.08       8.49
PULS     03/14/97     0.61     10.5      0.43      1.06      14.02
PVFC     03/14/97     0.53      8.9      0.47      1.36      20.42
PVSA     03/14/97     0.30     11.5      0.62      1.12      15.44
PWBC     03/14/97     0.59     13.0      0.26      0.58       7.92
QCBC     03/14/97     1.51     15.0      0.32      0.67       7.48
QCFB     03/14/97       NA     10.8      0.44      0.39       2.11

Source: SNL & F&C calculations        22

FERGUSON & COMPANY     Exhibit V - Selected Publicly Held Thrifts
------------------

                                                         ROAA      ROACE
                            NPAs/  Price/      Core    Before     Before
             Current       Assets    Core       EPS     Extra      Extra
             Pricing          (%)     EPS       ($)       (%)        (%)
Ticker          Date          MRQ     (x)       MRQ       MRQ        MRQ

QCSB        03/14/97         0.55    28.9      0.50      1.15       7.51
RARB        03/14/97         0.38    10.9      0.57      1.05      13.49
RCSB        03/14/97         0.64    14.3      0.59      0.96      11.98
RELY        03/14/97         0.86    14.2      0.43      0.83      10.12
ROSE        03/14/97         0.47    10.9      0.81      0.98      15.49
RVSB        03/14/97         0.28    15.9      0.28      1.10      10.18
SECP        03/14/97         0.11    14.2      1.49      1.57       9.93
SFED        03/14/97         0.61    12.0      0.36     (0.30)     (2.31)
SFFC        03/14/97         0.79    13.7      0.34      1.24       6.96
SFSB        03/14/97         0.25    14.8      0.38      0.66      10.05
SFSL        03/14/97         0.25    12.5      0.37      1.33      14.39
SHEN        03/14/97         0.43    11.6      0.53      1.17      10.16
SISB        03/14/97         0.53    15.8      0.42      0.77      10.37
SMBC        03/14/97         0.61    14.9      0.27      1.06       6.65
SMFC        03/14/97         0.09    14.3      0.50      1.17      11.52
SOPN        03/14/97         0.08    16.7      0.30      1.77       7.02
SOSA        03/14/97         6.62    13.1      0.05      0.63      11.05
SPBC        03/14/97         0.15    15.6      0.45      1.01      11.40
STFR        03/14/97         0.32    16.7      0.46      0.89      10.09
STND        03/14/97         0.18    20.3      0.26      0.70      25.30
STSA        03/14/97         0.42    14.6      0.29      0.57      11.09
SVRN        03/14/97         0.54    14.3      0.23      0.80      18.81
SWBI        03/14/97         0.24    14.2      0.33      0.96       9.31
SWCB        03/14/97         1.00    12.5      0.62      1.08      13.48
TBK         03/14/97         2.42     8.5      0.45      0.74      11.07
TCB         03/14/97         0.69    15.5      0.72      1.64      20.49
THR         03/14/97         1.23    14.9      0.25      0.91       6.35
THRD        03/14/97         0.32    17.5      0.27      0.73       6.59
TPNZ        03/14/97         0.93    20.1      0.18      0.87       4.83
TRIC        03/14/97         0.05    12.9      0.36      1.09       8.20
TSBS        03/14/97         0.50    27.2      0.17      1.38       7.59
TSH         03/14/97         0.08    14.7      0.27      0.92       6.80
TWIN        03/14/97         0.26    52.8      0.09      0.38       3.02
UBMT        03/14/97         0.62    15.4      0.32      0.14       0.60
UFRM        03/14/97         1.01     NM      (0.02)    (1.32)    (16.96)
VFFC        03/14/97         1.98    15.2      0.24      1.10      13.85
WAMU        03/14/97         0.99     NM        --      (0.80)    (16.80)
WBST        03/14/97         0.80    13.1      0.74      0.78      15.00
WCBI        03/14/97         0.50    14.1      0.39      1.49       9.66
WEFC        03/14/97          NA     16.0      0.23      0.96       6.88
WFCO        03/14/97         0.39    10.4      0.30      1.04      14.35
WFSL        03/14/97         0.81    11.7      0.53      1.76      15.54
WRNB        03/14/97         1.76     8.0      0.49      2.20      23.34
WSB         03/14/97          NA     13.1      0.10     (1.00)    (11.86)
WSFS        03/14/97         2.23    10.9      0.27      1.18      19.07
WSTR        03/14/97         0.10    18.5      0.28      0.95       6.83
WVFC        03/14/97         0.33    12.1      0.52      1.31      10.44
YFED        03/14/97         1.58    14.2      0.32      0.98      12.37

Maximum                     10.58    80.2      3.51      4.72      63.21
Minimum                       --      2.3     (0.16)    (4.50)    (32.90)
Average                      0.86    15.9      0.39      0.89       9.39
Median                       0.57    14.3      0.34      0.95       9.72



Source: SNL & F&C calculations         23

FERGUSON & COMPANY
------------------

                 Exhibit VI - Comparative Group Price Changes

                                                                                     Total
                                                                      Number        Assets
                                                                          of         ($000)
Ticker   Short Name                         City            State    Offices           MRQ       IPO Date
ALBC     Albion Banc Corp.                  Albion          NY             2        59,860       07/26/93
ATSB     AmTrust Capital Corp.              Peru            IN             2        72,219       03/28/95
CKFB     CKF Bancorp, Inc.                  Danville        KY             1        60,038       01/04/95
CRZY     Crazy Woman Creek Bancorp          Buffalo         WY             1        52,593       03/29/96
CSBF     CSB Financial Group, Inc.          Centralia       IL             2        47,527       10/09/95
GUPB     GFSB Bancorp, Inc.                 Gallup          NM             1        81,775       06/30/95
JOAC     Joachim Bancorp, Inc.              De Soto         MO             1        35,110       12/28/95
MCBN     Mid-Coast Bancorp, Inc.            Waldoboro       ME             2        57,838       11/02/89
MIVI     Mississippi View Holding Co.       Little Falls    MN             1        70,329       03/24/95
NSLB     NS&L Bancorp, Inc.                 Neosho          MO             2        58,394       06/08/95
SCCB     S. Carolina Community Bancshrs     Winnsboro       SC             3        45,919       07/07/94

Maximum                                                                    3        81,775
Minimum                                                                    1        35,110
Average                                                                    2        58,327
Median                                                                     2        58,394

Source: SNL & F&C calculations         24

FERGUSON & COMPANY
------------------

                 Exhibit VI - Comparative Group Price Changes

                 March 14, 1997        December 13, 1996    % Increase (Decrease)
              -----------------       ------------------    ---------------------
                 Stock   Market           Stock   Market         Stock     Market
                 Price    Value           Price    Value         Price      Value
Ticker             ($)     ($M)             ($)     ($M)           (%)        (%)

ALBC            18.500     4.63          17.500     4.38          5.71       5.71
ATSB            12.250     6.51          10.125     5.34         20.99      21.91
CKFB            18.875    17.50          19.750    18.59         (4.43)     (5.86)
CRZY            14.000    14.81          11.750    12.43         19.15      19.15
CSBF            11.000    10.36          10.563    10.93          4.14      (5.22)
GUPB            16.250    14.65          15.875    14.31          2.36       2.38
JOAC            14.000    10.65          14.375    10.93         (2.61)     (2.56)
MCBN            19.000     4.37          18.750     4.31          1.33       1.39
MIVI            15.125    12.93          11.750    10.31         28.72      25.41
NSLB            16.000    11.78          13.750    11.60         16.36       1.55
SCCB            20.000    14.11          15.000    11.03         33.33      27.92

Maximum         20.000    17.50          19.750    18.59         33.33      27.92
Minimum         11.000     4.37          10.125     4.31         (4.43)     (5.86)
Average         15.909    11.12          14.472    10.38         11.37       8.34
Median          16.000    11.78          14.375    10.93          5.71       2.38


Source: SNL & F&C calculations         25

FERGUSON & COMPANY     Exhibit VII - Pro Forma Comparisons
------------------


                Rocky Ford Federal Savings and Loan Association


As of March 14, 1997

Ticker  Name                      Price      Mk Value       PE      P/Book     P/TBook     P/Assets    Div Yld       Assets
                                   ($)        ($Mil)       (X)        (%)        (%)         (%)         (%)         ($000)
        Rocky Ford Federal
        ------------------
        Before Conversion           N/A          N/A        N/A        N/A         N/A         N/A         N/A        20,536
        Pro Forma Supermax       10.000         4.23       14.9       67.9        67.9        17.7        3.00        23,910
        Pro Forma Maximum        10.000         3.68       13.5       64.0        64.0        15.7        3.00        23,424
        Pro Forma Midpoint       10.000         3.20       12.2       60.1        60.1        13.9        3.00        23,002
        Pro Forma Minimum        10.000         2.72       10.8       55.4        55.4        12.0        3.00        22,590

        Comparative Group
        -----------------
        Averages                 15.909        11.12       28.9       96.9        97.5        20.1        2.22        58,327
        Medians                  16.000        11.78       29.1       99.0        99.0        20.8        2.46        58,394

        Colorado Public Thrifts
        -----------------------
        Averages                 18.188       330.73         NA      152.7       154.7        21.8        1.98     1,514,086
        Medians                  18.188       330.73         NA      152.7       154.7        21.8        1.98     1,514,086

        Southwest Region Thrifts
        ------------------------
        Averages                 22.607        63.82       16.8      125.3       134.6        13.3        2.06       693,802
        Medians                  23.500        27.48       15.9      111.0       116.3        14.0        1.97       278,532

        All Public Thrifts
        ------------------
        Averages                 22.280       207.43       16.3      139.5       146.6        13.8        1.97     1,650,581
        Medians                  19.813        54.47       15.9      132.3       136.4        12.8        1.98       423,403

        Comparative Group
        -----------------
ALBC    AlbionBancCorp-NY        18.500         4.63       42.1       80.2        80.2         7.7        1.68        59,860
ATSB    AmTrustCapCorp-IN        12.250         6.51       47.1       88.3        89.2         9.0        1.63        72,219
CKFB    CKFBancorp-KY            18.875        17.50       23.0      110.9       110.9        29.2        2.33        60,038
CRZY    CrazyWomanCreek-WY       14.000        14.81         NA       94.7        94.7        28.2        2.86        52,593
CSBF    CSBFinancialGrp-IL       11.000        10.36       31.4       86.7        92.1        21.8          -         47,527
GUPB    GFSBBancorp-NM           16.250        14.65       20.1      100.7       100.7        17.9        2.46        81,775
JOAC    JoachimBancorp-MO        14.000        10.65       35.9       99.5        99.5        30.3        3.57        35,110
MCBN    Mid-Coast Bncp-ME        19.000         4.37       12.7       87.9        87.9         7.6        2.74        57,838
MIVI    MissViewHoldCo-MN        15.125        12.93       18.2       99.2        99.2        18.4        1.06        70,329
NSLB    NS&LBancorp-MO           16.000        11.78       30.8       99.0        99.0        20.8        3.13        58,394
SCCB    SCCommunBancsh-SC        20.000        14.11       27.4      118.7       118.7        30.7        3.00        45,919

                                      26

FERGUSON & COMPANY     Exhibit VII - Pro Forma Comparisons
------------------


                Rocky Ford Federal Savings and Loan Association

As of March 14, 1997


Ticker     Name                                 Eq/A      TEq/A            EPS         ROAA       ROAE
                                                (%)        (%)             ($)          (%)        (%)
           Rocky Ford Federal
           ------------------
           Before Conversion                     13.9       13.6            N/A        1.03       7.59
           Pro Forma Supermax                    26.1       26.1           0.67        1.21       4.65
           Pro Forma Maximum                     24.5       24.5           0.74        1.19       4.85
           Pro Forma Midpoint                    23.2       23.2           0.82        1.16       5.05
           Pro Forma Minimum                     21.8       21.8           0.93        1.14       5.28

           Comparative Group
           -----------------
           Averages                              20.2       20.1           0.67        0.60       2.77
           Medians                               21.0       21.0           0.63        0.51       3.00

           Colorado Public Thrifts
           -----------------------
           Averages                              14.3       14.2          NA           0.88       5.72
           Medians                               14.3       14.2          NA           0.88       5.72

           Southwest Region Thrifts
           ------------------------
           Averages                              11.0       10.6           1.43        0.57       5.03
           Medians                               12.3       10.6           1.07        0.69       4.42

           All Public Thrifts
           ------------------
           Averages                              10.5       10.2           1.48        0.77       7.93
           Medians                                9.0        8.6           1.29        0.72       6.64

           Comparative Group
           -----------------
ALBC       AlbionBancCorp-NY                      9.6        9.6           0.44       (0.10)     (1.00)
ATSB       AmTrustCapCorp-IN                     10.2       10.1           0.26        0.30       3.00
CKFB       CKFBancorp-KY                         25.2       25.2           0.82        1.30       4.87
CRZY       CrazyWomanCreek-WY                    29.8       29.8             NA        0.83       2.86
CSBF       CSBFinancialGrp-IL                    25.2       24.0           0.35        0.51       1.78
GUPB       GFSBBancorp-NM                        17.8       17.8           0.81        0.76       3.68
JOAC       JoachimBancorp-MO                     30.5       30.5           0.39        0.49       1.66
MCBN       Mid-Coast Bncp-ME                      8.6        8.6           1.50        0.40       4.50
MIVI       MissViewHoldCo-MN                     18.5       18.5           0.83        0.68       3.63
NSLB       NS&LBancorp-MO                        21.0       21.0           0.52        0.51       2.29
SCCB       SCCommunBancsh-SC                     25.9       25.9           0.73        0.90       3.21

                                             Note: Stock prices are closing
                                             prices or last trade. Pro forma
                                             calculations for Rocky Ford are
                                             based on sales at $10 per share
                                             with a midpoint of $3,200,000,
                                             minimum of $2,720,000, and maximum
                                             of $3,680,000.

                                             Sources: Rocky Ford's audited and
                                             unaudited financial statements, SNL
                                             Securities, and F&C calculations.

FERGUSON & COMPANY               Exhibit VIII
------------------       Comparison of Pricing Ratios



                                                                         Group                           Percent Premium
                                            Rocky                     Compared to                       (Discount) Versus
                                             Ford          ---------------------------------    ---------------------------------
                                           Federal             Average           Median             Average            Median
                                        ---------------    ---------------- ----------------    ---------------  ----------------
Comparison of PE ratio at
  midpoint to:
---------------------------------
Comparative group                            12.2                28.9             29.1              (57.8)            (58.1)
Colorado thrifts                             12.2                 NA               NA                 NA                NA
Southwest Region thrifts                     12.2                16.8             15.9              (27.4)            (23.3)
All public thrifts                           12.2                16.3             15.9              (25.2)            (23.3)
Recent conversions                           12.2                18.2             16.8              (33.0)            (27.4)
Recent pink sheet conversions                12.2                18.1             13.8              (32.6)            (11.6)

Comparison of PE ratio at
  maximum to:
---------------------------------
Comparative group                            13.5                28.9             29.1              (53.3)            (53.6)
Colorado thrifts                             13.5                 NA               NA                 NA                NA
Southwest Region thrifts                     13.5                16.8             15.9              (19.6)            (15.1)
All public thrifts                           13.5                16.3             15.9              (17.2)            (15.1)
Recent conversions                           13.5                18.2             16.8              (25.8)            (19.6)
Recent pink sheet conversions                13.5                18.1             13.8              (25.4)             (2.2)

Comparison of PE ratio at
  supermaximum to:
---------------------------------
Comparative group                            14.9                28.9             29.1              (48.4)            (48.8)
Colorado thrifts                             14.9                 NA               NA                 NA                NA
Southwest Region thrifts                     14.9                16.8             15.9              (11.3)             (6.3)
All public thrifts                           14.9                16.3             15.9               (8.6)             (6.3)
Recent conversions                           14.9                18.2             16.8              (18.1)            (11.3)
Recent pink sheet conversions                14.9                18.1             13.8              (17.7)              8.0

Comparison of PB ratio at
  midpoint to:
---------------------------------
Comparative group                            60.1                96.9             99.0              (38.0)            (39.3)
Colorado thrifts                             60.1               152.7            152.7              (60.6)            (60.6)
Southwest Region thrifts                     60.1               125.3            111.0              (52.0)            (45.9)
All public thrifts                           60.1               139.5            132.3              (56.9)            (54.6)
Recent conversions                           60.1                71.6             72.1              (16.1)            (16.6)
Recent pink sheet conversions                60.1                65.9             65.3               (8.8)             (8.0)

Comparison of PB ratio at
  maximum to:
---------------------------------
Comparative group                            64.0                96.9             99.0              (34.0)            (35.4)
Colorado thrifts                             64.0               152.7            152.7              (58.1)            (58.1)
Southwest Region thrifts                     64.0               125.3            111.0              (48.9)            (42.3)
All public thrifts                           64.0               139.5            132.3              (54.1)            (51.6)
Recent conversions                           64.0                71.6             72.1              (10.6)            (11.2)
Recent pink sheet conversions                64.0                65.9             65.3               (2.9)             (2.0)

Comparison of PB ratio at
  supermaximum to:
---------------------------------
Comparative group                            67.9                96.9             99.0              (29.9)            (31.4)
Colorado thrifts                             67.9               152.7            152.7              (55.5)            (55.5)
Southwest Region thrifts                     67.9               125.3            111.0              (45.8)            (38.8)
All public thrifts                           67.9               139.5            132.3              (51.3)            (48.7)
Recent conversions                           67.9                71.6             72.1               (5.2)             (5.8)
Recent pink sheet conversions                67.9                65.9             65.3                3.0               4.0

Source: SNL & F&C calculations        28

FERGUSON & COMPANY                Exhibit IX
------------------           Pro Forma Assumptions


   1. Net proceeds from the conversion were invested at the beginning of the period at 5.50%, which was the approximate rate on the one-year treasury bill on December 31, 1996. This rate was selected because it is considered more representative of the rate the Association is likely to earn.

   2. Rocky Ford's ESOP will acquire 8% of the conversion stock with loan proceeds obtained from the Holding Company; therefore, there will be no interest expense. We assumed that the ESOP expense is 10% annually of the initial ESOP purchase.

   3. Rocky Ford's RP will acquire 4% of the stock through open market purchases at $10 per share and the expense is recognized ratably over five years as the shares vest.

   4. All pro forma income and expense items are adjusted for income taxes at a combined state and federal rate of 35.0%.

   5. In calculating the pro forma adjustments to net worth, the ESOP and RP are deducted in accordance with generally accepted accounting principles.

   6. Earnings per share calculations have ignored AICPA SOP 93-6. Calculating earnings per share under SOP 93-6 and assuming 10% of the ESOP shares are committed to be released and allocated to the individual accounts at the beginning of the period would yield earnings per share of $1.00, $.89, $.80, and $.72, and price to earnings ratios of 10.0, 11.3, 12.5, and 13.8, at the minimum, midpoint, maximum, and supermaximum of the range, respectively.

FERGUSON & COMPANY
------------------


                                  Exhibit IX
                    Pro Forma Effect of Conversion Proceeds
               At the Minimum of the Conversion Valuation Range
                      Valuation Date as of March 14, 1997

Rocky Ford Federal Savings and Loan Association, Rocky Ford, Colorado
---------------------------------------------------------------------

1.     Conversion Proceeds
       Pro Forma Market Value                                   $     2,720,000
       Less:  Estimated Expenses                                       (340,000)
                                                               -----------------
       Net Conversion Proceeds                                  $     2,380,000

2.     Estimated Additional Income From Conversion Proceeds
       Net Conversion Proceeds                                  $     2,380,000
       Less:  ESOP Contributions                                       (217,600)
              RP Contributions                                         (108,800)
                                                               -----------------
       Net Conversion Proceeds after ESOP & RP                  $     2,053,600
       Estimated Incremental Rate of Return(1)                            3.58%
                                                               -----------------
       Estimated Additional Income                              $        73,416
       Less:  ESOP Expense                                              (14,144)
              RP Expense                                                (14,144)
                                                               -----------------
                                                                $        45,128
                                                               =================

3.     Pro Forma Calculations



                                  Before       Conversion           After
       Period                   Conversion       Results         Conversion
                             -------------------------------------------------
a.     Pro Forma Earnings
       Twelve Months Ended
       December 31, 1996     $      208,000   $      45,128   $       253,128

b.     Pro Forma Net Worth
       December 31, 1996     $    2,859,000   $   2,053,600   $     4,912,600

c.     Pro Forma Net Assets
       December 31, 1996     $   20,536,000   $   2,053,600   $    22,589,600


(1) Assumes Proceeds can be reinvested at 5.50 percent and earnings taxed at a rate of 35.0 percent.

FERGUSON & COMPANY
------------------

                                  Exhibit IX
                    Pro Forma Effect of Conversion Proceeds
               At the Midpoint of the Conversion Valuation Range
                      Valuation Date as of March 14, 1997

Rocky Ford Federal Savings and Loan Association, Rocky Ford, Colorado
---------------------------------------------------------------------

1.     Conversion Proceeds
       Pro Forma Market Valuation                            $   3,200,000
       Less:  Estimated Expenses                                  (350,000)
                                                            ---------------
       Net Conversion Proceeds                               $   2,850,000

2.     Estimated Additional Income From Conversion Proceeds
       Net Conversion Proceeds                               $   2,850,000
       Less:  ESOP Contributions                                  (256,000)
              RP Contributions                                    (128,000)
                                                            ---------------
       Net Conversion Proceeds after ESOP & RP               $   2,466,000
       Estimated Incremental Rate of Return(1)                       3.58%
                                                            ---------------
       Estimated Additional Income                           $      88,160
       Less:  ESOP Expense                                         (16,640)
              RP Expense                                           (16,640)
                                                            ---------------
                                                             $      54,880
                                                            ===============

3.     Pro Forma Calculations


                                  Before        Conversion         After
       Period                   Conversion       Results        Conversion
                             -------------------------------------------------
a.     Pro Forma Earnings
       Twelve Months Ended
       December 31, 1996      $      208,000  $       54,880   $      262,880

b.     Pro Forma Net Worth
       December 31, 1996      $    2,859,000  $    2,466,000   $    5,325,000

c.     Pro Forma Net Assets
       December 31, 1996      $   20,536,000  $    2,466,000   $   23,002,000


(1) Assumes Proceeds can be reinvested at 5.50 percent and earnings taxed at a rate of 35.0 percent.

FERGUSON & COMPANY
------------------
                                  Exhibit IX
                    Pro Forma Effect of Conversion Proceeds
               At the Maximum of the Conversion Valuation Range
                      Valuation Date as of March 14, 1997

Rocky Ford Federal Savings and Loan Association, Rocky Ford, Colorado
---------------------------------------------------------------------

1.     Conversion Proceeds
       Pro Forma Market Valuation                                                $              3,680,000
       Less:  Estimated Expenses                                                                 (350,000)
                                                                                -------------------------
       Net Conversion Proceeds                                                   $              3,330,000

2.     Estimated Additional Income From Conversion Proceeds
       Net Conversion Proceeds                                                   $              3,330,000
       Less:  ESOP Contributions                                                                 (294,400)
              RP Contributions                                                                   (147,200)
                                                                                -------------------------
       Net Conversion Proceeds after ESOP & RP                                   $              2,888,400
       Estimated Incremental Rate of Return(1)                                                      3.58%
                                                                                -------------------------
       Estimated Additional Income                                               $                103,260
       Less:  ESOP Expense                                                                        (19,136)
              RP Expense                                                                          (19,136)
                                                                                -------------------------
                                                                                 $                 64,988
                                                                                =========================

3.    Pro Forma Calculations


                                                        Before              Conversion                  After
       Period                                         Conversion              Results                Conversion
                                              --------------------------------------------------------------------
a.     Pro Forma Earnings
       Twelve Months Ended
       December 31, 1996                       $        208,000            $       64,988         $      272,988

b.     Pro Forma Net Worth
       December 31, 1996                       $      2,859,000            $    2,888,400         $    5,747,400

c.     Pro Forma Net Assets
       December 31, 1996                       $     20,536,000            $    2,888,400         $   23,424,400

(1) Assumes Proceeds can be reinvested at 5.50 percent and earnings taxed at a rate of 35.0 percent.

FERGUSON & COMPANY
------------------


                                  Exhibit IX
                    Pro Forma Effect of Conversion Proceeds
               At the SuperMax of the Conversion Valuation Range
                      Valuation Date as of March 14, 1997

Rocky Ford Federal Savings and Loan Association, Rocky Ford, Colorado
---------------------------------------------------------------------

1.     Conversion Proceeds
       Pro Forma Market Valuation                                      $         4,232,000
       Less:  Estimated Expenses                                       $          (350,000)
                                                                      ---------------------
       Net Conversion Proceeds                                         $         3,882,000

2.     Estimated Additional Income From Conversion Proceeds
       Net Conversion Proceeds                                         $         3,882,000
       Less:  ESOP Contributions                                       $          (338,560)
              RP Contributions                                         $          (169,280)
                                                                      ---------------------
       Net Conversion Proceeds after ESOP & RP                         $         3,374,160
       Estimated Incremental Rate of Return(1)                                       3.58%
                                                                      ---------------------
       Estimated Additional Income                                     $           120,626
       Less:  ESOP Expense                                             $           (22,006)
              RP Expense                                               $           (22,006)
                                                                      ---------------------
                                                                       $            76,613
                                                                      =====================


3.     Pro Forma Calculations



                                                       Before             Conversion             After
       Period                                        Conversion             Results            Conversion
                                              -------------------------------------------------------------
a.     Pro Forma Earnings
       Twelve Months Ended
       December 31, 1996                       $         208,000     $          76,613    $         284,613

b.     Pro Forma Net Worth
       December 31, 1996                       $       2,859,000     $       3,374,160    $       6,233,160

c.     Pro Forma Net Assets
       December 31, 1996                       $      20,536,000     $       3,374,160    $      23,910,160


(1) Assumes Proceeds can be reinvested at 5.50 percent and earnings taxed at a rate of 35.0 percent.

FERGUSON & COMPANY
------------------

                                  Exhibit IX
                           Pro Forma Analysis Sheet

Name of Association:               Rocky Ford Federal Savings and Loan Association, Rocky Ford, Colorado
Date of Market Prices:             March 14, 1997                                        Southwest Publicly     All Publicly
                                                                      Comparatives          Held Thrifts        Held Thrifts
                                                                      ------------          ------------        ------------
                                       Symbols     Value           Mean         Median     Mean     Median      Mean   Median
                                   -------------------------       ----         ------     ----     ------      ----   ------
Price-Earnings Ratio                     P/E
--------------------
     Last Twelve Months                             N/A
     At Minimum of Range                           10.7
     At Midpoint of Range                          12.2            28.9          29.1      16.8      15.9       16.3    15.9
     At Maximum of Range                           13.5
     At Supermax of Range                          14.9

Price-Book Ratio                         P/B
----------------
     At Minimum of Range                           55.4%
     At Midpoint of Range                          60.1%           96.9          99.0      125.3    111.0       139.5   132.3
     At Maximum of Range                           64.0%
     At Supermax of Range                          67.9%

Price-Asset Ratio                        P/A
-----------------
     At Minimum of Range                           12.0%
     At Midpoint of Range                          13.9%           20.1          20.8      13.3      14.0       13.8    12.8
     At Maximum of Range                           15.7%
     At Supermax of Range                          17.7%

Twelve Mo. Earnings Base                  Y                      $    208,000
     Period Ended  December 31, 1996

Book Value                                B                      $  2,859,000
     As of  December 31, 1996

Total Assets                              A                      $ 20,536,000
     As of  December 31, 1996

Return on Money (1)                       R                             3.58%

Conversion Expense                        X                      $    350,000
Underwriting Commission                   C                             0.00%
Percentage Underwritten                   S                             0.00%
Estimated Dividend
     Dollar Amount                       DA                      $     96,000
     Yield                               DY                             3.00%
ESOP Contributions                        P                      $    256,000
RP Contributions                          I                      $    128,000
ESOP Annual Expense                       E                      $     16,640
RP Annual Contributions                   M                      $     16,640
Cost of ESOP Borrowings                   F                             0.00%

(1) Assumes Proceeds can be reinvested at 5.50 percent and earnings taxed at a rate of 35.0 percent.

FERGUSON & COMPANY
------------------


                                  Exhibit IX
                           Pro Forma Analysis Sheet


Calculation of Estimated Value (V) at Midpoint Value

                       P/A(A-X-P-I)
1.          V=    -----------------------      $       3,200,000
                      1-P/A(1-(CxS))

                       P/B(B-X-P-I)
2.          V=    -----------------------      $       3,200,000
                      1-P/B(1-(CxX))

                    P/E(Y-R(X+P+I)-(E+M))
3.          V=    --------------------------   $       3,200,000
                      1-P/E(R(1-(CxX))

                                                        Value
            Estimated Value                           Per Share                Total Shares                       Date
     ------------------------------                ----------------         -------------------      -------------------------------
              $3,200,000                               $10.00                        320,000              March 14, 1997

Range of Value
$3.2 million x 1.15 = $3.68 million or 368,000 shares at $10.00 per share $3.2 million x .085 = $2.72 million or 272,000 shares at $10.00 per share